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                                                                     EXHIBIT 2.1



                                                                  EXECUTION COPY
                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of January 12, 1999, by and among RENAL CARE GROUP, INC. ("RCG"), a Delaware corporation having its principal office located in Nashville, Tennessee, DCA MERGER CORPORATION ("Merger Corp"), a Delaware corporation having its principal office located in Nashville, Tennessee, and DIALYSIS CENTERS OF AMERICA, INC. (the "Company"), a Delaware corporation having its principal office located in Boca Raton, Florida; and the stockholders and warrantholders of the Company who execute a counterpart signature page to this Agreement (the "Owners"). A list of all Owners is attached as Exhibit A and will be updated from time to time as the Owners enter into this Agreement after the date hereof as contemplated herein.

                                    PREAMBLE

         The Boards of Directors of RCG, Merger Corp, a wholly owned subsidiary of RCG, and the Company are of the opinion that the transactions described herein are in the best interests of the parties and their respective stockholders. This Agreement provides for the acquisition of the Company by RCG pursuant to the merger of Merger Corp with and into the Company. At the Effective Time of such merger, the outstanding shares of the capital stock of the Company shall be converted into the right to receive shares of the common stock of RCG (except as provided herein). As a result and except as provided herein, the holders of capital stock of the Company (the "Stockholders") shall become stockholders of RCG, and the Company shall continue to conduct its business and operations as a wholly owned subsidiary of RCG. It is the intention of the parties to this Agreement that the Merger shall qualify (i) as a "reorganization" within the meaning of Section 368(a) of the Code for federal income tax purposes, and (ii) for treatment as a "pooling of interests" for accounting purposes.

         As a material inducement to RCG and Merger Corp entering into this Agreement, certain of the Owners have executed and delivered to RCG a Voting Agreement, of even date herewith (the "Voting Agreement"), agreeing to vote their equity securities of the Company in favor of the Merger (as defined below).

         Certain terms used in this Agreement are defined in Article 13 of this Agreement.

         NOW, THEREFORE, in consideration of the above and the mutual warranties, representations, covenants and agreements set forth herein, the parties agree as follows:

                                    ARTICLE 1
                        TRANSACTIONS AND TERMS OF MERGER

         1.1 Merger. Subject to the terms and conditions of this Agreement, at the Effective Time, Merger Corp shall be merged with and into the Company (the "Merger") in accordance with the applicable provisions of the Delaware General Corporation Law ("DGCL"). The Company shall be the Surviving Corporation resulting from the Merger, shall become a wholly owned Subsidiary of RCG and shall continue to be governed by the Laws of the State of Delaware. The Merger shall be consummated pursuant to the terms of this Agreement, which has been approved and adopted by the respective Boards of Directors of the Company, Merger Corp and RCG.

         1.2 Time and Place of Closing. The closing (the "Closing") will take place at 10:00 A.M. at the offices of Alston & Bird, 1201 West Peachtree Street, Atlanta, Georgia 30309, on the date that is five business days following satisfaction or waiver of the conditions to Closing contained herein or on such other time and date or at such other place as may be mutually agreed upon by the parties (such actual date of Closing, the "Closing Date").

         1.3 Effective Time. Subject to the provisions of this Agreement, the parties shall file a Certificate of Merger executed in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL on or as soon as practicable after the Closing Date. The Merger and other transactions contemplated by this Agreement shall become effective on the date and at the time the Certificate of




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Merger reflecting the Merger becomes effective with the Secretary of State of the State of Delaware (the "Effective Time").

                                    ARTICLE 2
                                 TERMS OF MERGER

         2.1 Charter. The Certificate of Incorporation of the Company in effect immediately prior to the Effective Time shall be amended and restated, effective at the Effective Time satisfactory to the Company and RCG. The Certificate of Incorporation of the Company, as so amended and restated, shall be the Certificate of Incorporation of the Surviving Corporation until otherwise amended or repealed.

         2.2 Bylaws. The Bylaws of Merger Corp in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation until otherwise amended or repealed.

         2.3 Tax-Free Reorganization. The parties hereby adopt this Agreement as a plan of reorganization under Section 368(a) of the Code, intending that the Merger qualify thereunder for tax-deferred treatment.

                                    ARTICLE 3
                           MANNER OF CONVERTING SHARES

         3.1 Conversion of Shares. Subject to the provisions of this Article 3, at the Effective Time, by virtue of the Merger and without any action on the part of the parties hereto or the stockholders of any of the parties, the shares of the constituent corporations of the Merger shall be converted as follows:

                  (a) Each share of Merger Corp Common Stock issued and outstanding at the Effective Time shall cease to be outstanding and shall (after giving effect to Section 3.1(b) below) be converted into one share of Company Common Stock.

                  (b) Subject to the provisions of Sections 3.1(c) and 3.6, each share of the Company Common Stock outstanding at the Effective Time shall cease to be outstanding and shall be converted into and exchanged for the right to receive 0.187664 (the "Closing Exchange Ratio") shares of RCG Common Stock. Subject to the provisions of Sections 3.1(c) and 3.6, each share of Series A Convertible Preferred Stock of the Company ("Series A Preferred"), Series B Convertible Preferred Stock of the Company ("Series B Preferred"), Series C Convertible Preferred Stock of the Company ("Series C Preferred") and Series D Convertible Preferred Stock of the Company ("Series D Preferred") (the Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred collectively, the "Company Preferred Stock") shall cease to be outstanding and shall be converted into and exchanged for the right to receive that number of shares of RCG Common Stock equal to the number of shares of Company Common Stock into which such share of preferred stock was convertible immediately prior to the Effective Time (at the conversion ratios set forth in Schedule 5.5 and without giving effect to any adjustment to such conversion ratios as may be provided in the Company's governing documents or otherwise) multiplied by the Closing Exchange Ratio. For purposes of determining the Proportionate Shares (as defined below) of the Stockholders, all shares of Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred shall be treated as if converted into Company Common Stock immediately prior to the Effective Time. The aggregate number of shares of RCG Common Stock issuable pursuant to this Section 3.1(b), without giving effect to the provisions of Sections 3.1(c) and 3.6, is hereinafter referred to as the "Closing Date Shares."

                  (c) The Closing Date Shares may be increased or reduced pursuant to the provisions of this Section 3.1(c), as follows:

                           (i) If the amount of Bank Debt (as defined below) is less than $34,358,818 (such difference being hereinafter referred to as the "Bank Debt Shortfall"), then the Closing Date Shares shall be increased by the number of shares (the "Bank Debt Shortfall Shares") of RCG Common Stock equal to the quotient of the Bank Debt Shortfall divided by the Base Period Trading Price (as defined below), and each Stockholder shall be entitled to receive the number of Bank Debt Shortfall Shares equal to the




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         product of the aggregate number of Bank Debt Shortfall Shares multiplied by the quotient of the number of Closing Date Shares issuable to him or it (without giving effect to the provisions of this Section 3.1(c)), divided by the Closing Date Shares (such quotient being hereinafter referred to as the "Proportionate Share"). If the Bank Debt is greater than $34,358,818 (such difference being hereinafter referred to as the "Bank Debt Excess"), then the Closing Date Shares shall be reduced by the number of shares (the "Bank Debt Excess Shares") of RCG Common Stock equal to the quotient of the Bank Debt Excess divided by the Base Period Trading Price, and the number of shares of RCG Common Stock that each Stockholder shall be entitled to receive shall be reduced by the number of shares of RCG Common Stock equal to the product of the Bank Debt Excess Shares multiplied by his or its Proportionate Share. The term "Bank Debt" means the aggregate amount of the Company's indebtedness for borrowed money (less cash and plus any cash overdraft) and the balance owed by the Company under the Gambro Healthcare capital lease identified in the Company's Financial Statements (excluding accrued interest with respect to the Gambro Healthcare capital lease), as determined in accordance with generally accepted accounting principles consistently applied and as existing as of the close of business on the Closing Date. In determining the cash component of the amount of Bank Debt as of the Closing Date, the cash accounts of the Company shall be reconciled as of the Closing Date and shall be deemed increased by an amount equal to the sum of (A) the aggregate amount of any and all Company Transaction Expenses (as defined below) paid by the Company on or prior to the Closing Date, provided that any category of Transaction Expense for which 50% is excluded from such definition shall nevertheless be included for purposes of this adjustment if payment thereof is approved in advance by RCG and (B) the aggregate amount (not to exceed $80,000) of any and all premiums paid by the Company on or prior to the Closing Date to purchase extended reporting endorsements or "tail" coverage with respect to the Company's current policy of directors and officers liability insurance as contemplated by Section 8.21 of this Agreement.

                           (ii) If the Selected Current Liabilities Amount (as defined below) is greater than $2,690,000 (such difference being hereinafter referred to as the "Selected Current Liabilities Excess"), then the Closing Date Shares shall be reduced by the number of shares (the "Selected Current Liabilities Excess Shares") of RCG Common Stock equal to the Selected Current Liabilities Excess divided by the Base Period Trading Price, and the number of Closing Date Shares that each Stockholder shall be entitled to receive shall be reduced by the number of shares of RCG Common Stock equal to the product of the aggregate number of Selected Current Liabilities Excess Shares multiplied by his or its Proportionate Share. The term "Selected Current Liabilities Amount" means (A) the aggregate amount of those liabilities of the Company described on Schedule 3.1(c)(ii) that are payable as of the close of business on the Closing Date, as such amount is determined in accordance with generally accepted accounting principles consistently applied plus (B) the amount of any other current liabilities of the Company as of the Closing Date, determined in accordance with generally accepted accounting principles consistently applied, that have not been paid in accordance with the ordinary course of the Company's business consistent with historical practices.

                           (iii) If the aggregate amount of Company Transaction Expenses (as defined below) is greater than $1,800,000 (such difference being hereinafter referred to as the "Transaction Expense Excess"), then the Closing Date Shares shall be reduced by the number of shares (the "Transaction Expense Excess Shares") of RCG Common Stock equal to the Transaction Expense Excess divided by the Base Period Trading Price, and the number of Closing Date Shares that each Stockholder shall be entitled to receive shall be reduced by the number of shares of RCG Common Stock equal to the product of the aggregate number of Transaction Expense Excess Shares multiplied by his or its Proportionate Share. The term "Company Transaction Expenses" means the fees, expenses and disbursements incurred or paid by or on behalf of the Company in connection with the transactions contemplated herein, including without limitation, the fees, expenses and disbursements of Ernst & Young LLP and Citrin Cooperman & Company since June 1, 1998 or otherwise in respect of matters relating to the transactions contemplated by this Agreement, the fees, expenses and disbursements of Bear Stearns & Co. Inc. and Jones, Day, Reavis & Pogue since January 1, 1998 or otherwise in respect of matters relating to the transactions contemplated by this Agreement, the fees, expenses and disbursements of Hinckley, Allen & Snyder in respect of matters relating to the transactions contemplated by this Agreement, fifty percent (50%) of the





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         aggregate fees, expenses and disbursements of Axel & Associates relating to the preparation, filing and processing of the application for a Certificate of Need permit or exemption (the "CON Application") under the Planning Act in respect of the transactions contemplated by this Agreement, fifty percent (50%) of the any and all filing, processing and other administrative fees payable to agencies and departments of the federal government and the State of Illinois in connection with the CON Application and the premerger notification and report required under the HSR Act, and the aggregate amount of the employee retention bonuses described in Schedule 3.1(c)(iii) to this Agreement, the parties acknowledging and agreeing that (A) if fees, expenses and disbursements incurred to a Person after a certain date are included in the definition of Company Transaction Expenses above, then fees, expenses and disbursements incurred to such Person prior to such date will not be deemed included in the Company Transaction Expenses unless they are specifically and directly in respect of matters relating to the transactions contemplated by this Agreement, and (B) if fifty percent (50%) of fees, expenses or disbursements are included in the definition of Company Transaction Expenses above, then the remaining fifty percent (50%) of such fees, expenses or disbursements shall not be deemed included in the Company Transaction Expenses, even if incurred or paid by or on behalf of the Company.

                           (iv) The term "Base Period Trading Price" means the average of the daily closing prices for shares of RCG Common Stock for the twenty (20) consecutive trading days on which such shares are actually traded as over the counter securities and quoted on the Nasdaq National Market (as reported by The Wall Street Journal or, if not reported thereby, any other authoritative source) ending at the close of trading on the fifth trading day immediately prior to the Closing Date.

                           (v) RCG shall, subject to availability and adequacy of records and other necessary information, use its commercially reasonable best efforts to prepare and deliver to the Owners' Representative within forty-five (45) days after Closing, and shall in any event within sixty (60) days after Closing prepare and deliver, a statement, certified by an officer of RCG (the "Closing Statement"), that sets forth the Bank Debt, the Selected Current Liabilities Amount, the Company Transaction Expenses and RCG's calculation of the adjustment of the Closing Date Shares required by this Section 3.1(c) (the "Adjusted Closing Date Shares") and shall deliver to the Owners any additional shares of RCG Common Stock (including, if appropriate, some or all of the Retained Shares) shown on the Closing Statement to be deliverable.

                           (vi) The Closing Statement shall be conclusively binding upon all parties hereto unless the Owners' Representative notifies RCG of a disagreement with the Closing Statement within forty-five (45) days of receipt of the Closing Statement (which notice shall also state with reasonable specificity the reasons for any disagreement and the amounts in dispute), and the Company shall allow the Owners' Representative and his agents and accountants full and complete access to the books and records of the Company during normal business hours upon reasonable advance notice and shall make its employees reasonably available to the Owners' Representative and his agents and accountants and shall otherwise cooperate fully with the Owners' Representative and his agents and accountants in connection with their review of the books and records of the Company from which the Closing Statement shall have been prepared, provided that the Owners' Representative and his agents and accountants shall use commercially reasonable efforts to conduct their review of the Closing Statement in a manner that does not interfere unreasonably with the operation of the Company's business. RCG and the Owners' Representative shall negotiate in good faith to resolve such dispute for a period of fifteen (15) days after the Owners' Representative so notifies RCG of a disagreement with the Closing Statement. If RCG and the Owners' Representative are unable to resolve such dispute as to all items, then the items still subject to dispute shall be submitted to a "big five" accounting firm selected by lot from among those "big five" accounting firms that have no prior or existing relationship with RCG or the Company (the "Accountants") for a final and binding resolution of such dispute, and RCG shall deliver to the Stockholders any Retained Shares as to which such dispute has been settled. The parties agree to use their reasonable best efforts to cause the Accountants to resolve such dispute within forty-five (45) days. The parties agree that RCG and the Stockholders will each pay one-half of the fees and expenses of the Accountants related to the resolution of such dispute. RCG shall allow the Owners' Representative and




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         the Accountants to have reasonable access during regular business hours to the information and individuals necessary to determine the accuracy of the Closing Statement. The determination by the Accountants of the Adjusted Closing Date Shares shall be final and binding on the parties. RCG shall deliver to the Stockholders the Retained Shares, as adjusted pursuant to this Section 3.1(c), within five days following the Accountants' determination of the Adjusted Closing Date Shares to the extent not previously delivered.

                           (vii) For purposes of the adjustments pursuant to this Section 3.1(c), five percent (5%) of the Closing Date Shares to be issued to the Stockholders pursuant to Section 3.1(b) shall be retained by RCG, together with any cash or noncash dividend or other distribution (the record date for which is at or after the Effective
         Time) declared and paid by RCG on the RCG Common Stock, until delivered to the Stockholders pursuant to subsection (v) and, if applicable, subsection (vi) of this Section 3.1(c) (such Closing Date Shares retained pursuant to this subsection (vii) being referred to herein as the "Retained Shares"). Any Retained Shares to which the Stockholders are ultimately entitled pursuant to this Section 3.1(c), and any dividends or other distributions attributable to such canceled treasury shares, shall be delivered to the Stockholders or the Escrow Agent as provided in Section 4.1 of this Agreement. Any Retained Shares to which the Stockholders ultimately may not be entitled pursuant to this
         Section 3.1(c) shall cease to be outstanding and shall be canceled or become treasury shares at the discretion of RCG, and any dividends or other distributions attributable to such canceled or treasury shares shall revert to RCG.

                           (viii) (A) Notwithstanding any other provision of this Section 3.1(c), if the product (the "Closing Date Market Value") of the closing price of RCG Common Stock (as reported in The Wall Street Journal) on the Nasdaq National Market on the Closing Date multiplied by the quotient (the "Basic Exchange Ratio") of the aggregate number of Adjusted Closing Date Shares divided by 17,051,727 is less than the sum (the "Minimum Series C Per Share Consideration") of $5.20 plus the product of $0.60 multiplied by a fraction the numerator of which shall be the number of days that shall have elapsed from and after June 21, 1998 through and including the Closing Date and the denominator of which is 365, then each of the 843,204 shares of Company Common Stock into which Series C Preferred was convertible shall be deemed to have been converted into and exchanged for the number of shares of RCG Common Stock equal to the product (the "Series C Exchange Ratio") of the Basic Exchange Ratio multiplied by the quotient of the Minimum Series C Per Share Consideration divided by the Closing Date Market Value, and RCG shall issue and deliver to the persons deemed to be holding Company Common Stock in respect of such Series C Preferred (in addition to such persons' respective Proportionate Shares of the Adjusted Closing Date Shares) their respective proportionate shares (determined by reference to the number of shares of Series C Preferred held) of the number of shares of RCG Common Stock equal to the remainder (the "Series C Antidilution Shares") of (1) the product of 843,204 multiplied by the Series C Exchange Ratio minus (2) the product of 843,204 multiplied by the Basic Exchange Ratio.

                                    (B) Notwithstanding any other provision of
         this Section 3.1(c), if the Closing Date Market Value is less than $6.00, then each of the 200,000 shares of Company Common Stock into which the Series D Preferred held by FLM Partners ("FLM") was convertible shall be deemed to have been converted into and exchanged for the number of shares of RCG Common Stock equal to the product (the "Series D Exchange Ratio") of the Basic Exchange Ratio multiplied by the quotient of $6.00 divided by the Closing Date Market Value, and RCG shall issue and deliver to FLM (in addition to FLM's Proportionate Share of the Adjusted Closing Date Shares) the number of shares of RCG Common Stock equal to the remainder (the "Series D Antidilution Shares") of (1) the product of 200,000 multiplied by the Series D Exchange Ratio minus (2) the product of 200,000 multiplied by the Basic Exchange Ratio.

                                    (C) Notwithstanding any other provision of
         this Section 3.1(c)(viii), RCG shall not be required to issue under this Agreement more shares of RCG Common Stock than the Adjusted Closing Date Shares plus 22,450 (such sum being referred to as the "RCG Maximum Shares"), and if the sum of the Adjusted Closing Date Shares plus the Series C Antidilution Shares plus the Series D Antidilution Shares is more than the RCG Maximum Shares, then the aggregate number of shares of RCG




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         Common Stock issuable to the holders of Company Common Stock, Series A
         Preferred and Series B Preferred shall be reduced by the amount equal to the remainder of (I) the Adjusted Closing Date Shares plus the Series C Antidilution Shares plus the Series D Antidilution Shares minus (II) the RCG Maximum Shares. Any such reduction of the number of shares of RCG Common Stock issuable to former holders of Company Common Stock, Series A Preferred and Series B Preferred shall be made proportionately among such holders, and the final number of shares of RCG Common Stock issuable with respect to each share of Company Common Stock formerly held by such holders shall be referred to herein as the "Final Exchange Ratio." RCG shall issue the Series C Antidilution Shares and the Series D Antidilution Shares upon determination of the Adjusted Closing Date Shares pursuant to subsection (v) of this Section 3.1(c) or, if applicable, within five days following the Accountants' determination of the Adjusted Closing Date Shares pursuant to subsection (vi) of this Section 3.1(c), and RCG shall deliver such shares in accordance with Section 4.1 of this Agreement. Each of the parties hereto and each of the holders of the Series C and Series D Preferred Stock expressly acknowledges and agrees that the conversion of shares of Series C and Series D Preferred Stock as set forth in this Agreement is in a manner that is inconsistent with each of the terms of their respective certificates of designation and is in lieu of any contrary provision in any such certificate of designation.

                  (d) If the Adjusted Closing Date Shares are less than ninety-five percent (95%) of the Closing Date Shares, then each Owner will return to RCG a number of shares of previously received RCG Common Stock equal to the product of (i) such Owner's Proportionate Share multiplied by (ii) the remainder of ninety-five percent (95%) of the Closing Date Shares minus the Adjusted Closing Date Shares.

                  (e) The Company will establish an account in the amount of $150,000 to cover post-Closing expenses incurred by the Owners' Representatives in connection with the transactions contemplated by this Agreement, including but not limited to accountants' and other professional fees incurred in connection with post-Closing adjustments under this Section 3.1(c). Such expenses will be paid by the Company from time to time out of such account (but only to the extent of the funds therein) prior to the final determination of all such post-Closing adjustments as and when instructed by an Owners' Representative, and such amount shall be deemed a reduction of the Company's cash balances on the Closing Date for purposes of Section 3.1(c)(i); provided, however, that any balance remaining in such account immediately prior to the final determination of all such post-Closing adjustments (less the aggregate amount of any then outstanding checks drawn on such account that have not been presented for payment) shall be deemed included in the Company's cash balances on the Closing Date for purposes of Section 3.1(c)(i).

         3.2 Anti-Dilution Provisions. If RCG changes the number of shares of RCG Common Stock issued and outstanding after the date hereof and prior to the Effective Time as a result of a stock split, stock dividend, combination of shares, recapitalization or similar event affecting such stock (an "Anti-Dilution Event") and the record date therefor, or (if there is no record date) the effective date thereof, shall be prior to the Effective Time, then the number of shares specified in Section 3.1 shall be adjusted to appropriately and proportionately adjust the number of shares of RCG Common Stock into which the shares of Company Common Stock and Preferred Stock will be converted pursuant to
Section 3.1.

         3.3 Treasury Shares Held by the Company. Each share of Company Common Stock and Preferred Stock held in treasury by the Company shall be canceled and retired at the Effective Time, and no consideration shall be issued in exchange therefor.

         3.4 Conversion of Stock Options. At the Effective Time, all rights with respect to Company Common Stock pursuant to stock options or warrants to purchase Company Common Stock (collectively, "Company Options") that are outstanding at the Effective Time, whether or not exercisable, shall be converted into and become rights with respect to RCG Common Stock, and RCG shall assume any option plan of the Company pursuant to which Company Options have been issued and each agreement or instrument relating to a Company Option, in accordance with the terms of the applicable Company stock plan, if applicable, and the applicable stock option or warrant agreement by which it is evidenced, except that from and after the Effective Time, (i) RCG and its Compensation Committee shall be substituted for the Company and the Committee of Company's Board of

Directors administering such Company stock plan, (ii) each Company Option assumed by RCG may be exercised solely for shares of RCG Common Stock, (iii) the number of shares of RCG Common Stock subject to such Company Option shall be equal to the number of shares of Company Common Stock subject to such Company Option immediately prior to the Effective Time multiplied by the Option Conversion Ratio (as defined below), and (iv) the per share exercise price under each such Company Option shall be adjusted by dividing the per share exercise price under each such Company Option by the Option Conversion Ratio and rounding up to the nearest cent. "Option Conversion Ratio" means the Closing Exchange Ratio until the final determination of the Adjusted Closing Date Shares pursuant to subsection (v) or (vi) of Section 3.1(c), as the case may be, and means the Final Exchange Ratio from and after the final determination of the Adjusted Closing Date Shares pursuant to subsection (v) or (vi) of Section 3.1(c), as the case may be, and, if applicable, further adjustment pursuant to subsection
(viii) of Section 3.1(c). In addition, notwithstanding clauses (iii) and (iv) of the first sentence of this Section 3.4, each Company Option that is an "incentive stock option" shall be adjusted as required by Section 424 of the Code and the regulations promulgated thereunder, so as not to constitute a modification, extension or renewal of the option, within the meaning of Section 424(h) of the Code. The Company and RCG agree to take all necessary steps to effectuate the foregoing provisions of this Section 3.4. At or prior to the Effective Time, RCG shall take all corporate action necessary to reserve for issuance sufficient shares of RCG Common Stock for delivery upon exercise of Company Options assumed by it in accordance with this Section 3.4. As soon as practicable after the Effective Time, RCG shall file a registration statement on Form S-8 (or any successor or other appropriate form) with respect to the shares of RCG Common Stock subject to such Company Options and shall use its reasonable efforts to maintain the effectiveness of such registration statement (and maintain the current status of the related prospectus or prospectuses) for so long as such Company Options remain outstanding. If any Company Option is exercised after the execution of this Agreement and prior to the Effective Time, the Company shall cause the person exercising such Company Option to execute a counterpart of this Agreement becoming an "Owner" for purposes hereof. If any Company Option is exercised after the Effective Time but before the final determination of the Adjusted Closing Date Shares pursuant to Section 3.1(c), the person exercising the Company Option shall be issued shares based on the Closing Date Shares, subject to all of the terms and conditions of Section 3.1(c) (including adjustment of the Closing Date Shares as provided in Section 3.1(c)), as though he had been an Owner at the Effective Time.

         3.5 Fractional Shares. No certificates, options or warrants representing fractional shares of RCG Common Stock will be issued as a result of the Merger. Any fractional share interest to which a Company shareholder, optionholder or warrantholder would otherwise be entitled to receive shall be rounded up to the nearest whole share if such fraction is 0.5 or greater and shall be rounded down to the nearest whole share if such fraction is less than 0.5.

         3.6 Dissenting Stockholders. Each Owner agrees not to seek or assert any dissenter's or appraisal rights, or any similar rights, to which such Owner would otherwise be entitled, and each Owner acknowledges and agrees that, upon the approval of this Agreement and the transactions contemplated hereby (including the Merger) by the holders of more than fifty percent (50%) of the outstanding shares of fully diluted Company Common Stock pursuant to the Voting Agreement, the Merger will constitute an Approved Sale (as defined in Section 3(a) of the Stockholders Agreement, dated June 19, 1995 (the "Stockholders Agreement"), among the Company, the Stockholders and holders of options and warrants to purchase capital stock of the Company), and pursuant to such Section 3(a) of the Stockholders Agreement, all Stockholders shall have thereupon consented to this Agreement and the transactions contemplated hereby and waived any appraisal, dissenters' or similar rights that they might otherwise have had in respect of the transactions contemplated by this Agreement, including the Merger. If notwithstanding the provisions of such Section 3(a) of the Stockholders Agreement any Stockholder (other than an Owner) shall exercise and successfully perfect (as determined by a court of competent jurisdiction) dissenter's or appraisal rights under the DGCL (any such Stockholder being hereinafter referred to as a "Dissenting Stockholder"), then such Dissenting Stockholder shall be entitled to receive the value of his, her or its shares of capital stock of the Company in cash as determined pursuant to the DGCL; provided that no such payment shall be made to any such Dissenting Stockholder unless and until such Dissenting Stockholder has complied with all applicable provisions of the DGCL and surrendered to the Company all certificates representing the shares for which such payment is being sought. In the event that after the Closing a Dissenting Stockholder withdraws or loses his, her or its rights to appraisal and payment for his, her or its shares, RCG shall issue and deliver in accordance with Section 4.1 of this Agreement the consideration to which such Stockholder is entitled under Article 3 (without interest) upon surrender by such Stockholder of all certificates representing all shares of Company capital stock held by such Stockholder. The parties acknowledge and agree that the aggregate numbers of Closing Date Shares and Adjusted Closing Date Shares will be determined as if there will be no Dissenting Stockholders, and all shares of RCG Common Stock that would otherwise be issuable under this Agreement to a Dissenting Stockholder will be retained by RCG, unless such Dissenting Stockholder withdraws or loses his, her or its rights to appraisal and payment for his, her or its shares.

                                    ARTICLE 4
                               EXCHANGE OF SHARES

         4.1 Exchange Procedures. Promptly (and in no event more than 10 calendar days) after the Effective Time, RCG and the Company shall cause the exchange agent selected by RCG (the "Exchange Agent") to mail to the former holders of capital stock of the Company appropriate transmittal materials (which shall specify that delivery shall be effected, and risk of loss and title to the certificates theretofore representing shares of capital stock of the Company shall pass, only upon proper delivery of such certificates to the Exchange Agent). Such transmittal materials will include for each Stockholder who is not an Owner a copy of this Agreement and a counterpart signature page that such Stockholder may execute and return with such certificates. After the Effective Time, each Stockholder (other than any holder of shares to be canceled pursuant to Section 3.3 of this Agreement) shall surrender the certificate or certificates representing all shares of capital stock of the Company owned by such Stockholder to the Exchange Agent and, in exchange therefor, shall promptly upon surrender thereof receive or, in the case of a Stockholder who fails or refuses to execute a counterpart of this Agreement, have placed in escrow pursuant to the Stockholder Escrow Agreement (attached hereto as Exhibit 4.1) the consideration calculated in accordance with Sections 3.1 and 3.2 of this Agreement. If the Stockholder is an Owner or executes and delivers a counterpart of this Agreement either before or when he, she or it surrenders such shares, then upon surrender of shares of capital stock of the Company, the Company shall deliver the consideration calculated in accordance with Sections 3.1 and 3.2 of this Agreement to such Stockholder; and if the Stockholder is not an Owner and does not execute and deliver a counterpart of this Agreement before or when he, she or it surrenders such shares, then upon surrender of shares of capital stock of the Company, the Company shall deliver the consideration calculated in accordance with Sections 3.1 and 3.2 of this Agreement to the Escrow Agent to be held and distributed in accordance with the Stockholder Escrow Agreement. RCG shall not be obligated to deliver the consideration to which any former Stockholder is entitled as a result of the Merger until such Stockholder surrenders his, her or its certificate or certificates representing the shares of capital stock of the Company for exchange as provided in this Section 4.1 or such Stockholder provides an appropriate affidavit regarding loss of such certificate and an indemnification for loss in favor of RCG. The certificate or certificates of capital stock of the Company so surrendered shall be duly endorsed as the Exchange Agent may require. Any other provision of this Agreement notwithstanding, neither RCG, the Surviving Corporation nor the Exchange Agent shall be liable to a holder of capital stock of the Company for any amounts paid or property delivered in good faith to a public official pursuant to any applicable abandoned property Law.

         4.2 Rights of Former Company Stockholders. At the Effective Time, the stock transfer books of the Company shall be closed and no transfer of capital stock of the Company by any such holder shall thereafter be made or recognized. Until surrendered in accordance with the provisions of Section 4.1 of this Agreement, each certificate theretofore representing shares of capital stock of the Company (other than shares to be canceled pursuant to Section 3.3 of this Agreement) shall from and after the Effective Time represent for all purposes only the right to receive the consideration calculated in accordance with Sections 3.1 and 3.2 or Section 3.6 of this Agreement in exchange therefor. To the extent permitted by Law, former Stockholders shall be entitled to vote after the Effective Time at any meeting of RCG Stockholders the number of whole shares of RCG Common Stock into which their respective shares of capital stock of the Company are converted. Whenever a dividend or other distribution is declared by RCG on the RCG Common Stock, the record date for which is at or after the Effective Time, the declaration shall include dividends or other distributions on all shares issuable pursuant to this Agreement, but no dividend or other distribution payable to a holder of record of RCG Common Stock as of any time subsequent to the Effective Time shall be delivered to the holder of any certificate representing shares of capital stock of the Company issued and outstanding at the Effective Time until such holder surrenders such certificate for exchange as provided in Section 4.1 of this Agreement. However, upon surrender of such certificate, the certificate for RCG Common Stock (together with all such undelivered dividends or other distributions without interest) shall be delivered and paid with respect to each share represented by such certificate.

                                    ARTICLE 5
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants the following to RCG:

         5.1 Organization, Authority and Capacity. The Company is a corporation, is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the full corporate power and authority necessary to
(i) execute, deliver and perform its obligations under the Merger Documents, and
(ii) carry on its business as it has been and is now being conducted and to own and lease the properties and assets which it now owns or leases. The Company is duly qualified to do business and is in good standing in the jurisdictions set forth in Schedule 5.1, which include every jurisdiction in which the failure to be so qualified or in good standing would have a material adverse effect on (i) the Company's ability to perform its obligations under the Merger Documents or
(ii) the assets, results of operations or prospects of the Company and the Subsidiaries (as defined below) taken as a whole.

         5.2 Authorization and Validity. The execution, delivery and performance of the Merger Documents have been duly authorized by all necessary corporate action on the part of the Company. The Merger Documents executed and delivered, or to be executed and delivered, by the Company have been or will be, as the case may be, duly executed and delivered by the Company and constitute or will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, or other laws affecting creditors' rights generally, or as may be modified by a court of equity.

         5.3 Absence of Conflicting Agreements or Required Consents. Except as set forth on Schedule 5.3, the execution, delivery and performance by the Company of the Merger Documents to be executed and delivered by the Company: (i) will not conflict with any provision of the Company's organizational documents;
(ii) will not conflict with or result in a violation of any law, ordinance, regulation, ruling, judgment, order or injunction of any court or governmental instrumentality to which the Company is subject or by which the Company or any of its properties are bound; (iii) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, require any notice under, or accelerate or permit the acceleration of any performance required by the terms of any agreement, instrument, license or permit to which the Company is a party or by which the Company or any of its properties are bound; and (iv) will not create any lien, encumbrance or restriction upon any of the assets or properties of the Company or any Subsidiary. No consent, approval, order or authorization of, action by or in respect of, registration, declaration or filing with, any Regulatory Authority is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated hereby, except for (i) the filing of a pre-merger notification and report under the HSR Act and (ii) the filing of an application for a Certificate of Need permit or exemption under the Planning Act.

         5.4 Governing Documents of the Company. True and correct copies of the organizational documents and all amendments thereto of the Company and the Subsidiaries (certified by the Secretary of State of the jurisdiction of its organization) have been provided to RCG. RCG has previously been provided with access to the Company's and each Subsidiary's minutes, and such minutes accurately reflect all proceedings of the board of directors of the Company and the Subsidiaries (and all committees thereof). The record books of the Company and the Subsidiaries, which have been made available to RCG for review, contain true, complete and accurate records of the ownership of the Company and the Subsidiaries.

         5.5 Outstanding and Authorized Capitalization. All authorized and outstanding Company Equity Securities are accurately described on Schedule 5.5. No shares of capital stock of the Company are held in the treasury of the Company except as set forth on Schedule 5.5. All outstanding Company Equity Securities are held of record as indicated on Schedule 5.5 and have been duly and validly issued, are fully paid and nonassessable. None of such Company Equity Securities were issued in violation of preemptive rights of any past or present holder of any Company Equity Security. Except as set forth on Schedule 5.5, there are no outstanding warrants, options, rights, calls or other commitments of any nature relating to Company Equity Securities. Except as set forth on Schedule 5.5, the Company is not obligated to issue or repurchase any Company Equity Securities for any reason, and no Person has any right or privilege (whether preemptive or contractual) for the purchase, subscription or issuance of any unissued Company Equity Securities. There are no outstanding rights to demand registration of securities of the Company or to sell securities of the Company in connection with a registration by the Company under the 1933 Act. Except as set forth in
Schedule 5.5, to the knowledge of the Company, there has been no transaction or action taken with respect to any Company Equity Securities in contemplation of the Merger that would prevent RCG from accounting for the Merger on a "pooling of interests" basis under generally accepted accounting principles as in effect on the date of this Agreement.

         5.6 Subsidiaries, Investments and Predecessors. (a) Except as set forth on Schedule 5.6, the Company has not owned and does not currently own, directly or indirectly, of record, beneficially or equitably, any capital stock or other equity, ownership or proprietary interest in any Person (each of which as is currently owned directly or indirectly by the Company is referred to as a "Subsidiary" and all of which are collectively referred to as the "Subsidiaries"). All of such interests as are currently owned directly or indirectly by the Company have been validly issued and are fully paid and non-assessable, and are owned directly or indirectly by the Company free and clear of all Liens and free of any other restrictions (including any restriction on the right to vote, sell or otherwise dispose of such interest), other than as may be indicated on Schedule 5.6. Each Person listed on Schedule 5.6 is a corporation or other legal entity (as indicated on Schedule 5.6) duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and has the requisite power and authority to carry on its business as it has and is now being conducted and to own and lease the properties and assets which it now owns or leases, and is qualified to do business and is in good standing in the jurisdictions set forth in Schedule 5.6, which includes every jurisdiction in which the failure to be so qualified or in good standing would have a material adverse effect on the assets, results of operations or prospects of the Company and its Subsidiaries taken as a whole.

                  (b) Set forth on Schedule 5.6 is a listing of all predecessor companies of the Company, including the names of any entities from whom the Company previously acquired material assets, and any other entity of which the Company has been a subsidiary or division. Except as listed on Schedule 5.6, the Company has not sold or disposed of, by way of asset sale, stock sale, spin-off or otherwise, any material assets or business of the Company.

         5.7 Financial Statements; Accounting Matters. (a) Attached hereto as
Schedule 5.7 are the audited consolidated financial statements of the Company and the Subsidiaries for the years ended December 31, 1996 and 1997, together with the reports thereon of Ernst & Young LLP and the unaudited interim financial statements for the Company's most recent interim period ended September 30, 1998, which reflect the results of operations and financial condition of the Company for such periods and at such dates (collectively with any interim financial statements delivered to RCG in accordance with Section 8.3(x) of this Agreement, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied except for (i) the omission of notes to unaudited interim Financial Statements, and (ii) the fact that unaudited interim Financial Statements are subject to normal and customary year-end adjustments which, in the aggregate, will not be material. Except as specifically set forth in
Schedule 5.7, the Financial Statements present fairly the financial position of the Company as of the dates indicated and present fairly the results of the Company's and the Subsidiaries' consolidated operations for the periods then ended, and are in accordance with the books and records of the Company and the Subsidiaries, which have been properly maintained and are complete and correct in all material respects.

                  (b) To the knowledge of the Company, neither the Company nor any of its Affiliates has taken or agreed to take any action (including but not limited to any action in connection with any Company equity compensation plan or any agreement thereunder) that would prevent the Merger from being accounted for as a "pooling of interests," and the Company has no reason to believe that the Merger will not qualify to be accounted for as a "pooling of interests." As of the date hereof neither the Company nor, to the knowledge of the Company without independent investigation, any of its Affiliates beneficially owns (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, or is party to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of, shares of capital stock of RCG.

         5.8 Absence of Changes. Except as set forth on Schedule 5.8, as contemplated by this Agreement or reflected in the Financial Statements, since December 31, 1997, the Company and the Subsidiaries have conducted their respective businesses only in the ordinary course and have not:

                           (i) suffered any material adverse change in their working capital, condition (financial or otherwise), assets, Liabilities, reserves, business or operations, taken as a whole;

                           (ii) paid, discharged or satisfied any material Liability other than in the ordinary course of business;

                           (iii) written off as uncollectible any account receivable other than in the ordinary course of business;

                           (iv) compromised any debts, claims or rights or disposed of any of their properties or assets other than in the ordinary course of business;

                           (v) entered into any commitments or transactions not in the ordinary course of business involving aggregate value in excess of $50,000 or made aggregate capital expenditures or commitments in excess of $200,000;

                           (vi) made any material change in any method of accounting or accounting practice;

                           (vii) subjected any of their assets, tangible or intangible, to any lien, encumbrance or restriction of any nature whatsoever, except for liens for current property taxes not yet due and payable;

                           (viii) increased any salaries, wages or employee benefits for any employee other than in the ordinary course of business;

                           (ix) hired, committed to hire or terminated any employee or medical director other than in the ordinary course of business;

                           (x) except for payments, dividends or distributions consistent with past practices for prior periods, declared, set aside or made any payment, dividend or other distribution to any holder of a Company Equity Security or purchased, redeemed or otherwise acquired, directly or indirectly, any Company Equity Security;

                           (xi) terminated or amended any material contract, license or other instrument to which the Company or a Subsidiary is a party or suffered any loss or termination or threatened loss or termination of any existing business arrangement or material supplier, the termination or loss of which, in the aggregate, could materially and adversely affect the Company and the Subsidiaries taken as a whole;

                           (xii) effected any change in its capital structure;
         or

                           (xiii) agreed, whether in writing or otherwise, to take any action described in this Section 5.8.

         5.9 No Undisclosed Liabilities. Except as listed on Schedule 5.9 hereto, or otherwise disclosed herein or in the Schedules hereto, neither the Company nor any Subsidiary has any Liabilities or obligations, whether accrued, absolute, contingent or otherwise, except for Liabilities and obligations reflected in the Financial

Statements or incurred in the ordinary course of its business since the date of the Company's most recent consolidated balance sheet included in the Financial Statements.

         5.10 Litigation, etc. Except as listed on Schedule 5.10 hereto, (i) there are no claims, lawsuits, actions, arbitrations, administrative or other proceedings pending against the Company or any of the Subsidiaries, and, to the knowledge of the Company, no such matter is threatened, and, to the knowledge of the Company there is no basis for any such action, (ii) to the knowledge of the Company, there are no governmental or administrative investigations or inquiries pending that involve the Company or any of the Subsidiaries, and (iii) there are no judgments against or consent decrees binding on the Company or any of the Subsidiaries or their respective assets or, to the knowledge of the Company, without independent investigation, any licensed professional relating to the business of the Company or any of the Subsidiaries.

         5.11 No Violation of Law. Except as set forth on Schedule 5.11, neither the Company nor any of the Subsidiaries has been or is in violation of any applicable Law, order, injunction or decree, or any other requirement of any governmental body, agency or authority or court binding on it, or relating to its property or business or its advertising, sales or pricing practices, except for any such violations as would not individually or in the aggregate have a material adverse effect, financial or otherwise, on the Company and the Subsidiaries taken as a whole.

         5.12 Real and Personal Property. (a) Schedule 5.12(a) sets forth a list of all items of personal and mixed, tangible and intangible property, rights and assets of the Company and the Subsidiaries having an original or replacement cost or value greater than $15,000, except for such property and assets of the Company as have historically been and continue to be located at its headquarters in Boca Raton, Florida. Except as set forth on Schedule 5.12(a), the Company or a Subsidiary (i) has good and valid title to all of the personal and mixed, tangible and intangible property, rights and assets which it purports to own, including all the personal property and assets reflected in the Financial Statements; and (ii) owns such rights, assets and personal property free and clear of all liens, encumbrances or restrictions of any nature whatsoever (except for Permitted Liens).

                  (b) Schedule 5.12(b) contains a true and correct description of all real property owned or leased by the Company and the Subsidiaries, including all improvements located thereon. Except as set forth on Schedule 5.12(b), the Company or a Subsidiary has good and marketable title to all real property owned by it, free and clear of any liens, encumbrances or restrictions of any nature whatsoever, except for Permitted Liens. The Company has furnished to RCG true, correct and complete copies of all leases, deeds, easements and other documents and instruments concerning the matters listed on Schedule 5.12(b). No condemnation or similar actions are currently in effect or pending against any part of any real property owned or leased by the Company or any Subsidiary, and, to the best knowledge of the Company, no such action is threatened against any such real property. There are no encroachments, leases, easements, covenants, restrictions, reservations or other burdens of any nature that might impair in any material respect the use of any owned or leased real property of the Company or any Subsidiary in a manner consistent with past practices nor does any part of any building structure or any other improvement thereon encroach on any other property.

                  (c) The present zoning, subdivision, building and other ordinances and regulations applicable to any owned or leased real property permit the continued operation, use, occupancy and enjoyment of such real property by the Company or the Subsidiaries consistent with past practices, and the Company and the Subsidiaries are in substantial compliance with, and have received no notices of violations of, any applicable zoning, subdivision or building regulation, ordinance or other law, regulation, or requirement with respect to such real property. The Company and the Subsidiaries have all rights and easements necessary for public ingress to and egress from any real property owned by the Company or a Subsidiary and for the provision of all utility services thereto, including any required curb cut or street opening permits or licenses for vehicular access over presently existing roads and driveways.

                  (d) The Company's and the Subsidiaries' assets (including all buildings and improvements in connection therewith) are in good operating condition and repair, ordinary wear and tear excepted, and such assets (together with any assets leased by the Company or any Subsidiary) include all rights, properties, interests in properties, and assets necessary to permit RCG to carry on the Company's and the Subsidiaries' respective businesses as presently conducted.

                  (e) Each piece of real property listed or described on
Schedule 5.12(b) is, to the knowledge of the Company, separately assessed for real property tax assessment purposes and is not combined with any other real property for such tax assessment purposes. Schedule 5.12(e) contains true, complete and correct copies of the most recent tax bills for each piece of real property set forth on Schedule 5.12(b).

                  (f) Schedule 5.12(f) contains a complete and correct list of all trademarks, trade names, service marks, service names, brand names, copyrights, technology rights and licenses, know-how, software and patents, registrations thereof and applications therefor, and any other intellectual property used in the business of the Company and the Subsidiaries, together with a complete list of all licenses granted by or to the Company or any Subsidiary with respect to any of the foregoing. Neither the Company nor any Subsidiary is currently in receipt of any notice of any violation of, and each has no reason to believe that the Company's or any Subsidiary's operations are in violation of the rights of others with respect to any such matter, and each of the Company and the Subsidiaries has taken reasonable measures to protect its rights with respect to any such matters as are proprietary to the Company and the Subsidiaries.

         5.13 Contracts and Commitments. (a) Schedule 5.13 contains a complete and accurate list of all contracts, agreements, commitments, instruments and obligations (whether written or oral, contingent or otherwise) of the Company and the Subsidiaries of or concerning the following matters (the "Company Agreements"):

                           (i) the lease (as lessee or lessor) or license (as licensee or licensor) of any real or personal property (tangible or intangible);

                           (ii) the employment or engagement of any officer, director, employee, consultant or agent;

                           (iii) any relationship with any Stockholder, or any person or entity affiliated with or related to any Stockholder or any officer, director, employee, consultant or agent of the Company;

                           (iv) any arrangement limiting the freedom of the Company or any Subsidiary to compete in any manner in any line of business or requiring the Company or any Subsidiary to share profits;

                           (v) any arrangement that could reasonably be anticipated to have a material adverse effect, financial or otherwise, on the Company and the Subsidiaries taken as a whole;

                           (vi) any arrangement not in the ordinary course of business;

                           (vii) any power of attorney, whether limited or general, granted by or to the Company or any Subsidiary; and

                           (viii) any other arrangement that requires performance for a period of more than ninety (90) days or that requires payments in excess of $100,000.

                  (b) The Company has delivered to RCG true and complete copies of all Company Agreements. Except as indicated on Schedule 5.13, the Company Agreements are valid and effective in accordance with their terms, and there is not under any of such contracts (i) any existing or claimed default by the Company or any Subsidiary or event which with the notice or lapse of time, or both, would constitute a default by the Company or any Subsidiary, or (ii) to the knowledge of the Company, any existing or claimed default by any other party or event which with notice or lapse of time, or both, would constitute a material default by any such party. Except as indicated on Schedule 5.13, the continuing validity and effectiveness of the Company Agreements will not be affected by the Merger, and the Merger will not result in a breach of, or default under, or require the consent of any other party to any of the Company Agreements. There is no actual or, to the knowledge of the Company, threatened termination, cancellation or limitation of any Company Agreements that would have a material adverse effect, financial or otherwise, on the Company and the Subsidiaries taken as a whole. To the knowledge of the Company, there is no pending or threatened bankruptcy, insolvency or similar proceeding with respect to any other party to the Company Agreements.

         5.14 Employment and Labor Matters. (a) Schedule 5.14(a) sets forth (i) the number of full-time and part-time employees of the Company and the Subsidiaries as of October 5, 1998, and (ii) the name and compensation paid to each employee of or consultant to the Company or any of the Subsidiaries who received salary, benefits and bonuses for either of the Company's two most recently ended fiscal years in excess of $25,000.

                  (b) Each of the Company and the Subsidiaries is in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages and hours, occupational safety and health, including laws concerning unfair labor practices within the meaning of Section 8 of the National Labor Relations Act, and the employment of non-residents under the Immigration Reform and Control Act of 1986.

                  (c) Except as disclosed on Schedule 5.14(c),

                           (i) there are no charges, governmental audits, investigations, administrative proceedings or complaints concerning the Company's or any Subsidiary's employment practices pending or, to the knowledge of the Company, threatened before any federal, state or local agency or court, and, to the knowledge of the Company, no basis for any such matter exists;

                           (ii) to the knowledge of the Company, there are no inquiries, investigations or monitoring of activities of any licensed, registered, or certified professional personnel employed by, credentialed or privileged by, or otherwise providing services to or for the benefit of the Company or any Subsidiary pending or threatened by any state professional board or agency charged with regulating the professional activities of health care practitioners;

                           (iii) neither the Company nor any Subsidiary is a party to any union or collective bargaining agreement, and, to the knowledge of the Company, no union attempts to organize the employees of the Company or any Subsidiary have been made, nor are any such attempts now threatened; and

                           (iv) neither the Company nor any Subsidiary has experienced any organized slowdown, work interruption, strike, or work stoppage by its employees.

         5.15 Employee Benefit Matters. The employee benefit plans and agreements described in Schedule 5.15 hereto are the only employee benefit plans and agreements maintained by the Company or any of its Subsidiaries for the benefit of its stockholders, officers, directors, employees, former employees, or independent contractors, including, without limitation, (i) profit sharing, pension, ESOP, 401(k) or other retirement plans or programs, (ii) deferred compensation, severance, vacation, stock purchase, stock option, bonus and incentive compensation benefits, and (iii) medical, hospital, life, health, accident, disability, death and other fringe and welfare benefits, including any split-dollar life insurance policies, all of which plans, programs, practices, and policies are hereinafter referred to as the "Benefit Plans." Except as disclosed on Schedule 5.15, there are no contributions or payments due with respect to any of the Benefit Plans that have not either been paid or accrued in the Financial Statements in accordance with generally accepted accounting principles consistently applied. Each Benefit Plan has been operated and administered in substantial compliance with the provisions of ERISA, and the provisions of the Code applicable to it. No Benefit Plan of the Company or any Subsidiary or any of their respective ERISA Affiliates is or at any time has been subject to Code Section 412 or Section 302 of ERISA or Title IV of ERISA. Neither the Company, the Subsidiaries nor their ERISA Affiliates have had an "obligation to contribute" (as defined in Section 4212 of ERISA) to a "multiemployer pension plan" (as defined in Sections

4001(a)(3) and 3(37)(A) of ERISA) at any time. To the knowledge of the Company, no facts exist that could reasonably be expected to result in a material increase in the premium costs of any Benefit Plan that is a welfare benefit plan (as defined in Section 3(1) of ERISA) for which benefits are insured or a material increase in benefit costs to the Company of any such Benefit Plan which provides self-insured benefits. No non-exempt "prohibited transaction" (as defined in Section 406 of ERISA or Code Section 4975) has occurred with respect to any Benefit Plan that is subject to Section 406 of ERISA or Code Section 4975. None of the Benefit Plans has any current or projected liability in respect of post-employment or post-retirement health or medical or life insurance benefits for former or retired employees of the Company, except as required to avoid excise taxes under Code Section 4980B. All Benefit Plans subject to Code Section 4980B or Part 6 of Title I of ERISA have been maintained in substantial compliance with the requirements of Code Section 4980B and Part 6 of Title I of ERISA. Except as set forth in Schedule 5.15, the transactions contemplated by this Agreement will not (either alone or in conjunction with other transactions or events) result in any payment becoming due from the Company or any Subsidiary to any employee or former employee of the Company or any Subsidiary that could result in the payment of any amount that would not be deductible under Code Sections 162(m) or 280G.

         5.16 Insurance Policies. (a) Except as described on Schedule 5.16, all of the assets and business of the Company and the Subsidiaries are insured in such amounts and against such losses, casualties or risks as are customary for similar properties and businesses, and the Company and the Subsidiaries have maintained such insurance continuously from the earlier of (i) the date of inception and (ii) the date of inception of any of their predecessors. Schedule
5.16 sets forth a complete and accurate list and description of all insurance policies in force naming the Company or any Subsidiary, or any employee of the Company or any Subsidiary, as an insured or beneficiary or as a loss payee or for which the Company or any Subsidiary has paid or is obligated to pay all or part of the premiums, including, without limitation, all liability, malpractice, fire, health and life insurance policies, and, except as set forth on Schedule 5.16, the Company and the Subsidiaries have maintained such insurance policies, or policies providing substantially the same coverage, since the inception of the Company or the Subsidiary or any of their predecessors. Schedule 5.16 sets forth the name of the insurer, the type of policy, whether it is a "claims made" or "occurrence" based policy, the risks covered thereby, the amount of premiums, the term of each policy, the policy number, the amounts of coverage, the deductibles in each case and all outstanding claims thereunder. All policies listed on Schedule 5.16 are in full force and effect and the premiums due thereon have been timely paid. Neither the Company nor any Subsidiary has received notice of any pending or threatened termination or premium increase (retroactive or otherwise) with respect thereto, and, to the knowledge of the Company, the Company and the Subsidiaries are in compliance with all conditions contained therein. Except as set forth on Schedule 5.16, there are no pending claims against such insurance by the Company or any Subsidiary as to which insurers are defending under reservation of rights or have denied liability, and except as set forth on Schedule 5.16, there exists no claim under such insurance that has not been properly filed by the Company or a Subsidiary. To the knowledge of the Company, there are no outstanding or unfulfilled requirements or recommendations of any insurance company insuring the Company or any Subsidiary regarding any repairs to or work to be performed with respect to the assets of the Company or any Subsidiary. The Company and the Subsidiaries have complied with any such requirements and recommendations as to which the Company or a Subsidiary has received notice. Schedule 5.16 contains a listing of all claims made and loss histories in respect of any insurance maintained by the Company, the Subsidiaries or any of their predecessors during the past three (3) years.

                  (b) To the knowledge of the Company and except as set forth on
Schedule 5.16(b): (i) none of the licensed professional employees or agents of Company and the Subsidiaries and none of the licensed professionals with privileges to use any facilities of the Company or any Subsidiary has, in the last seven (7) years, filed a written application for professional malpractice insurance coverage that has been denied by an insurance agency or carrier; (ii) such persons have been continuously insured for professional malpractice claims during the same period; (iii) none of such persons is in default with respect to any provisions contained in any such policy; and (iv) none of them has failed to give any notice or present any claim under any such policy in due time and timely fashion.

         5.17 Environmental Matters. Except as set forth in Schedule 5.17, there are no present or past Environmental Conditions in any way relating to the business, properties or assets of the Company or any

Subsidiary. For the purposes of this Agreement, "Environmental Condition" means
(a) the introduction into the environment of any pollution, including without limitation any contaminant, irritant or pollutant or other toxic or hazardous substance, in violation of any Law as a result of any spill, discharge, leak, emission, escape, injection, dumping or release of any kind whatsoever of any substance or exposure of any type in any work places or to any medium, including without limitation air, land, surface waters or ground waters, or from any generation, transportation, treatment, discharge, storage or disposal of waste materials, raw materials, hazardous materials, toxic materials or products of any kind or from the storage, use or handling of any hazardous or toxic materials or other substances, as a result of which the Company or any Subsidiary has or may become liable to any person or by any reason of which any of the assets of the Company or any Subsidiary may suffer or be subjected to any lien, encumbrance or restriction of any nature, or (b) any noncompliance with any federal, state or local environmental Law or order as a result of or in connection with any of the foregoing.

         5.18 Accounts Receivable. Except as set forth in Schedule 5.18, the accounts receivable of the Company and the Subsidiaries outstanding as of the date hereof represent, and the accounts receivable outstanding as of the Closing Date will represent, bona fide claims for services actually rendered and goods actually provided, subject to no defenses, counterclaims, or rights of setoff other than those arising in the ordinary course of business and for which adequate reserves have been or, in the case of accounts receivable generated after the date of this Agreement, will be established during the period in which the corresponding accounts receivable were generated, such reserves having been, or for periods ending after the date of this Agreement to be, established consistent with past practices in respect of prior periods and in accordance with generally accepted accounting principles.

         5.19 Taxes. (a) Except as listed in Schedule 5.19 or as reflected in the Financial Statements, there does not exist and will not after the Effective Time exist any Liability for taxes which may be asserted by any taxing authority against, and no lien or other encumbrance for taxes will attach to, the Company or any Subsidiary or any of their respective assets other than taxes due in respect of periods for which tax returns are not yet due and for which adequate accruals or reserves in accordance with generally accepted accounting principles have been made in the Financial Statements. All federal, state and local tax returns and tax reports (including estimated tax payment reports) required to be filed by the Company or any Subsidiary prior to the date hereof have been filed (other than returns for which extensions to file have been granted) with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed, all of which are true, correct and complete. All amounts shown as owing thereon have been paid, which in the case of estimated tax payments have been sufficient in amount to pay all income taxes payable with respect to income earned during the applicable period.

                  (b) Except as listed on Schedule 5.19, neither the Company nor any Subsidiary has received notice of any tax claims being asserted or any proposed assessment by any taxing authority and no tax returns of the Company or any Subsidiary have been examined by the Internal Revenue Service (the "IRS") or the appropriate state agencies for any fiscal year or period ended prior to the date hereof, and neither the Company nor any Subsidiary is presently under, and neither the Company nor any Subsidiary has received notice of any contemplated, investigation or audit by the IRS or any state agency concerning any fiscal year or period ended prior to the date hereof. Except as listed on Schedule 5.19, neither the Company nor any Subsidiary has executed any extension or waiver of any statute of limitations on the assessment or collection of any tax due that is currently in effect.

                  (c) The Company, the Subsidiaries and all of their predecessors in interest have withheld or collected from each payment made to each of their employees the amount of all taxes required to be withheld or collected therefrom, and the Company, the Subsidiaries and all of their predecessors in interest have paid the same to the proper tax depositories or collecting authorities.

                  (d) Neither the Company nor any of its Subsidiaries has taken any action or knows of any fact, agreement, plan or other circumstance that is reasonably likely to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

                  (e) For purposes hereof, "taxes" shall mean any federal, state, county, local, foreign or other tax, charge, imposition or other levy (including interest or penalties thereon) including without limitation, income taxes, estimated taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, taxes on earnings and profits, employment and payroll related taxes, property taxes, real property transfer taxes, Federal Insurance Contributions Act taxes, taxes on value added and import duties, whether or not measured in whole or in part by net income, imposed by the United States or any political subdivision thereof or by any jurisdiction other than the United States or any political subdivision thereof.

         5.20 Licenses, Authorizations and Provider Programs. (a) Each of the Company and the Subsidiaries (i) is the holder of all valid licenses and other rights and authorizations required by Law or ruling of any governmental regulatory authority necessary to operate its business; and (ii) is certified for participation and reimbursement under Titles XVIII and XIX of the Social Security Act (the "Medicare and Medicaid programs") (Medicare and Medicaid programs and such other similar federal, state or local reimbursement or governmental programs for which the Company is eligible are hereinafter referred to collectively as the "Company Government Programs") and has current provider agreements for such Company Government Programs and with such private non-governmental programs, including without limitation any private insurance program, under which the Company or any Subsidiary directly or indirectly is presently receiving payments (such non-governmental programs herein referred to as "Company Private Programs"). Set forth on Schedule 5.20(a), as to each separate facility operated by the Company or a Subsidiary, is a correct and complete list of such licenses, permits and other authorizations, and provider agreements under all Company Government and Company Private Programs, complete and correct copies of which have been provided to RCG. True, complete and correct copies of all surveys of the Company and the Subsidiaries or their facilities conducted in connection with any Company Government Program, Company Private Program or licensing or accrediting body during the past three (3) years have been provided to RCG.

                  (b) No violation, default, order or deficiency exists with respect to any of the items listed on Schedule 5.20(b). Neither the Company, nor any of the Subsidiaries has received any notice of any action pending or recommended by any state or federal agencies having jurisdiction over the items listed on Schedule 5.20(b), either to revoke, withdraw or suspend any license, right or authorization, or to terminate the participation of the Company or any Subsidiary in any Company Government Program or Company Private Program. To the knowledge of the Company, no event has occurred which, with the giving of notice, the passage of time, or both, would constitute grounds for a material violation, order or deficiency with respect to any of the items listed on
Schedule 5.20(b) or to revoke, withdraw or suspend any such license, or to terminate or modify the participation of the Company or any Subsidiary in any Company Government Program or Company Private Program. To the knowledge of the Company, there has been no decision not to renew any provider or third-party payor agreement of the Company or any Subsidiary. Except as listed on Schedule 5.20(b), no consent or approval of, prior filing with or notice to, or any action by, any governmental body or agency or any other third party is required in connection with any such license, right or authorization, or Company Government Programs or Company Private Programs, by reason of the consummation of the Merger, and the continued operation of the business of the Company and the Subsidiaries thereafter on a basis consistent with past practices.

                  (c) The Company and the Subsidiaries have timely filed all cost reports and other reports required to be filed prior to the date hereof with respect to the Company Government Programs and Company Private Programs, all fiscal intermediaries and other insurance carriers and all such reports are complete and accurate in all material respects and have been prepared in accordance with all applicable Laws, and principles governing reimbursement and payment of claims. True and complete copies of such cost reports filed by the Company and the Subsidiaries for the most recent cost-reporting year, if applicable, have heretofore been delivered to RCG. The Company or a Subsidiary has paid or caused to be paid or has properly reflected in the Financial Statements all known and undisputed refunds, overpayments, discounts or adjustments which have become due pursuant to such reports, and neither the Company nor any Subsidiary has any liability under any Company Government Program or Company Private Program (contingent or otherwise) for any refund, overpayment, discount or adjustment other than in the ordinary course, and no interest or penalties are accruing with respect thereto, except as has been specifically reserved for in the Financial Statements or disclosed herein or in the Schedules hereto. To the knowledge of the Company, except as set forth on
Schedule 5.20(c), there are no pending
appeals, adjustments, challenges, audits, litigation, or notices of intent to reopen any closed cost reports. There are no other reports required to be filed by the Company or any Subsidiary in order to be paid under any Company Government Program or Company Private Program for services rendered, except for cost reports not yet due.

         5.21 Inspections and Investigations. (a) Except as set forth and described in Schedule 5.21(a), (i) neither the Company's or any Subsidiary's right nor, to the knowledge of the Company, the right of any licensed professional or other individual affiliated with the Company or any Subsidiary to receive reimbursements pursuant to any Company Government Program or Company Private Program has been terminated or otherwise adversely affected as a result of any investigation or action whether by any federal or state governmental regulatory authority or other third party, (ii) neither the Company or any Subsidiary nor, to the knowledge of the Company, any licensed professional or other individual affiliated with the Company or any Subsidiary has during the past three (3) years been the subject of any inspection, investigation, survey, audit, monitoring or other form of review by any governmental regulatory entity, trade association, professional review organization, accrediting organization or certifying agency for the purpose of any alleged improper activity on the part of such individual, nor has the Company or any Subsidiary received any notice of deficiency in connection with its operations, (iii) there are not presently, and at the Effective Time there will not be, any outstanding deficiencies or work orders of any governmental authority having jurisdiction over the Company or any Subsidiary, or other third party, requiring conformity to any applicable agreement, Law ordinance or bylaw, including but not limited to, the Company Government Programs and Company Private Programs, and (iv) neither the Company nor any Subsidiary has received any notice of any claim, requirement or demand of any licensing or certifying agency or other third party supervising or having authority over the Company or any Subsidiary or their operations to rework or redesign any part thereof or to provide additional furniture, fixtures, equipment, appliances or inventory so as to conform to or comply with any existing Law, code or standard. Attached as part of Schedule 5.21(a) are copies of all reports, correspondence, notices and other documents relating to any matter described or referenced therein.

                  (b) Attached to Schedule 5.21(b) is a copy of the Company's and the Subsidiaries' quality assurance or improvement policies and compliance programs with respect to the Business, together with the minutes of any meetings or committees thereof or other body established by the Company or any Subsidiary for the purpose of monitoring the Company's and the Subsidiaries' quality assurance and improvement and regulatory and legal compliance efforts.

         5.22 Certain Relationships. (a) Except as set forth on Schedule 5.22(a), neither the Company nor any Subsidiary has:

                           (i) offered, paid, solicited or received anything of value, paid directly or indirectly, overtly or covertly, in cash or in kind ("Remuneration") to or from any physician, family member of a physician, or an entity in which a physician or family member of a physician has an ownership or investment interest, including, but not limited to:

                                    (A) payments for personal or management
         services pursuant to a medical director agreement, consulting agreement, management contract, personal services agreement, or otherwise;

                                    (B) payments for the use of premises leased
         to or from a physician, a family member of a physician or an entity in which a physician or family member has an ownership or investment interest;

                                    (C) payments for the acquisition or lease of
         equipment, goods or supplies from a physician, a family member of a physician or an entity in which a physician or family member has an ownership or investment interest; or

                           (ii) offered, paid, solicited or received any Remuneration (excluding fair market value payments for services, equipment or supplies) to or from any healthcare provider, pharmacy, drug or equipment supplier, distributor or manufacturer, including, but not limited to:

                                    (A) payments or exchanges of anything of
         value under a warranty provided by a manufacturer or supplier of an item to the Company or any Subsidiary; or

                                    (B) discounts, rebates, or other reductions
         in price on a good or service received by the Company or any Subsidiary;

                           (iii) offered, paid, solicited or received any Remuneration to or from any person or entity in order to induce business, including, but not limited to, payments intended not only to induce referrals of patients, but also to induce the purchasing, leasing, ordering or arrangement for any good, facility, service or item;

                           (iv) entered into any joint venture, partnership, co-ownership or other arrangement involving any ownership or investment interest by any physician, or family member of a physician, or an entity in which physician or physician family member has an ownership or investment interest, directly or indirectly, through equity, debt, or other means, including, but not limited to, an interest in an entity providing goods or services to the Company or any Subsidiary;

                           (v) entered into any joint venture, partnership, co-ownership or other arrangement involving any ownership or investment interest by any person or entity including, but not limited to, a hospital, pharmacy, drug or equipment supplier, distributor or manufacturer, that is or was in a position to make or influence referrals, furnish items or services to, or otherwise generate business for the Company or any Subsidiary; or

                           (vi) entered into any agreement providing for the referral of any patient for the provision of goods or services by the Company or any Subsidiary, or payments by the Company or any Subsidiary as a result of any referrals of patients to the Company or any Subsidiary.

                  (b) Set forth on Schedule 5.22(b) is a list of all affiliated practices or physicians who have privileges to use any of the dialysis facilities of the Company or the Subsidiaries or who are otherwise involved with the use, operation of or referral of patients to the dialysis facilities of the Company or the Subsidiaries.

         5.23 Fraud and Abuse; Stark; False Claims. The Company, the Subsidiaries and, to the knowledge of the Company, persons and entities providing professional services for the Company or the Subsidiaries have not engaged in any activities that are prohibited under 42 U.S.C. ss. 1320a-7b, 42 U.S.C. ss. 1395nn or 31 U.S.C. ss.ss. 3729-3733 or other federal Laws related to false or fraudulent claims, or the regulations promulgated pursuant to any of such statutes, or related state or local Laws, or which are prohibited by rules of professional conduct, including but not limited to the following: (a) knowingly and willfully making or causing to be made a false statement or representation of a fact in any application for any benefit or payment; (b) knowingly and willfully making or causing to be made any false statement or representation of a fact for use in determining rights to any benefit or payment; (c) failing to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another, with intent fraudulently to secure such benefit or payment; and (d) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind or offering to pay or receive such remuneration (i) in return for referring an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare or Medicaid or other federal health care programs, or (ii) in return for purchasing, leasing, or ordering or arranging for or recommending purchasing, leasing, or ordering any good, facility, service or item for which payment may be made in whole or in part by Medicare or Medicaid or other federal health care programs. In addition, with respect to the Laws referred to above in this Section 5.23: (i) the Company's and the Subsidiaries' right to receive payments or reimbursements pursuant to any Company Government Program or Company Private Program has not been terminated or otherwise adversely affected as a result of any investigation or action whether by any federal or state governmental regulatory authority or other third party acting as a subcontractor or fiscal intermediary for such an authority, (ii) neither the Company nor any Subsidiary has, during the past three (3) years, been the subject of any inspection, investigation, survey, audit, monitoring or other form of review by any federal or state governmental regulatory entity, trade association, professional review organization, accrediting organization or certifying agency for the purpose of any alleged improper activity on the part of such individual, nor has the Company or any Subsidiary received any notice of deficiency in connection with its operations, and (iii) there are not presently, and at the Effective Time there will not be, any outstanding deficiencies or work orders of any governmental authority or other third party having jurisdiction over the Company or any Subsidiary requiring conformity to any applicable agreement, Law or bylaw, including, but not limited to, the Company Government Programs and Company Private Programs acting as subcontractor or fiscal intermediary for such an authority.

         5.24 Rates and Reimbursement Policies. Except for ethical limitations, the jurisdictions in which the facilities of the Company and the Subsidiaries are located or in which they conduct business do not currently impose any restrictions or limitations on rates that may be charged to private pay patients receiving services provided by the Company or any Subsidiary. Neither the Company nor any Subsidiary has any rate appeal currently pending before any governmental authority or any administrator of any Company Private Programs. The Company has no knowledge of any applicable Law, which has been enacted, promulgated or issued within the eighteen (18) months preceding the date of this Agreement or any such legal requirement proposed or currently pending in the jurisdictions in which the facilities of the Company and the Subsidiaries are located or in which they do business, that could have an adverse effect on the Company or any Subsidiary or may result in the imposition of additional Medicaid, Medicare, charity, free care, welfare, or other discounted or government assisted patients at the facilities of the Company or any Subsidiary or require the Company or any Subsidiary to obtain any necessary authorization that the Company or any Subsidiary does not currently possess.

         5.25 Interested Transactions. Except as set forth on Schedule 5.25, neither the Company nor any Subsidiary is a party to any contract, loan or other transaction with any Stockholder, employee, officer or director of the Company, and neither the Company nor any Subsidiary has any direct or indirect interest in or affiliation with any such Person under any such a contract, loan or other transaction. Except as set forth on Schedule 5.25, no Stockholder is an employee, consultant, partner, principal, director or owner of, or has any other direct or indirect interest in or affiliation with, any person or business entity that is engaged in a business that competes with or is similar to the business of the Company or any Subsidiary. The Company has not made any cash or in-kind distribution to its Stockholders at any time.

         5.26 Brokers. No broker, investment banker, financial advisor or other person other than Bear Stearns & Co. Inc., is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company. Attached as Schedule 5.26 are true and complete copies of all agreements under which any such fees or expenses are payable and all indemnification and other agreements related to the engagement of the persons to whom such fees are payable.

         5.27 Statements True and Correct. No representation or warranty made by the Company herein, or in any statement, certificate or instrument to be furnished to RCG by the Company pursuant to any Merger Document, contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make these statements contained herein and therein not misleading.

                                    ARTICLE 6
                  REPRESENTATIONS AND WARRANTIES OF THE OWNERS

         Each Owner, severally and not jointly, represents and warrants the following to RCG:

         6.1 Ownership Interest Held and Conveyed. Owner is the owner of all right, title and interest (legal, record and beneficial) in and to the Company Equity Securities as set forth on Schedule 6.1, free and clear of any and all liens, encumbrances or restrictions of any nature whatsoever (except for any restrictions on transfer imposed by securities laws), and Owner holds no other equity interest in the Company. Except as provided in Schedule 6.1 or as specifically contemplated by this Agreement, no person or entity has any right or privilege

(whether preemptive or contractual) for the purchase of any Company Equity Securities from Owner. Schedule 6.1 contains a complete list of all agreements or arrangements, whether written or oral, to which Owner is a party that relate in any way to the Company Equity Securities.

         6.2 Organization, Authority and Capacity. Owner has the full authority and legal capacity necessary to execute, deliver and perform his or her obligations under the Merger Documents to be executed and delivered by Owner.

         6.3 Authorization and Validity. The Merger Documents to be executed and delivered by Owner have been or will be, as the case may be, duly executed and delivered by Owner and constitute or will constitute the legal, valid and binding obligations of Owner, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally, or as may be modified by a court of equity. If Owner is married and Owner's interest in the Company constitutes community property, the Merger Documents to be executed and delivered by Owner's spouse have been or will be, as the case may be, duly executed and delivered by Owner's spouse and constitute or will constitute the legal, valid and binding obligations of Owner's spouse, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally, or as may be modified by a court of equity.

         6.4 Absence of Conflicting Agreements or Required Consents. Except as set forth on Schedule 6.4, the execution, delivery and performance by Owner of the Merger Documents to be executed and delivered by Owner (i) do not require the consent of or notice to any governmental or regulatory authority or any other third party; (ii) will not conflict with or result in a violation of any Law, ruling, judgment, order or injunction of any court or governmental instrumentality to which Owner is subject or by which Owner is bound; (iii) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, require any notice under, or accelerate or permit the acceleration of any performance required by the terms of any agreement, instrument, license or permit material to the Merger; and (iv) will not create any encumbrance or restriction upon the Company Equity Securities.

         6.5 Interested Transactions. Except as set forth on Schedule 6.5, Owner (if such Owner is an employee of the Company or any Subsidiary or if such Owner is a physician) is not a party to any contract, loan or other transaction with the Company or any Subsidiary and does not have any direct or indirect interest in or affiliation with any party to any such a contract, loan or other transaction. Except as set forth on Schedule 6.5, Owner (if such Owner is an employee of the Company or any Subsidiary or if such Owner is a physician) is not an employee, consultant, partner, principal, director or owner of, and does not have any other direct or indirect interest in or affiliation with, any person or business entity that is engaged in a business that competes with or is similar to the business of the Company or any Subsidiary.

         6.6 Inspections and Investigations. Except as set forth and described in Schedule 6.6, (i) the right of the Owner (if such Owner is an employee of the Company or any Subsidiary or if such Owner is a physician) or any other licensed professional or other individual employed by or affiliated with such Owner to receive reimbursements pursuant to any Company Government Program or Company Private Program has not been terminated or otherwise adversely affected as a result of any investigation or action whether by any federal or state governmental regulatory authority or other third party, (ii) neither such Owner nor any licensed professional or other individual employed by or affiliated with such Owner has, during the past three (3) years, been the subject of any inspection, investigation, survey, audit, monitoring or other form of review by any governmental regulatory entity, trade association, professional review organization, accrediting organization or certifying agency for the purpose of any alleged improper activity on the part of such individual, nor has the Company or any Subsidiary received any notice of deficiency in connection with its operations, and (iii) there are not presently, and at the Effective Time there will not be, any outstanding deficiencies or work orders of any governmental authority having jurisdiction over such Owner, or other third party, requiring conformity to any applicable agreement, statute, regulation, ordinance or bylaw, including but not limited to, the Company Government and Company Private Programs. Attached as part of Schedule 6.6 are copies of all reports, correspondence, notices and other documents relating to any matter described or referenced therein.

         6.7 Purchase for Investment, Etc. (a) Owner is acquiring the RCG Common Stock for Owner's own account and not with a view to or for sale in connection with any public distribution thereof within the meaning of the 1933 Act;

                  (b) Owner (i) has sufficient knowledge and experience in financial and business matters to enable him, her or it to evaluate the merits and risks of an investment in the RCG Common Stock, (ii) has the ability to bear the economic risk of acquiring the RCG Common Stock, (iii) has received and reviewed the RCG Documents identified on Schedule 7.6, and (iv) has had an opportunity to ask questions of and to receive answers from officers of RCG and to obtain additional information in writing as requested, which has been made available to and examined by Owner or Owner's advisors;

                  (c) Owner (i) acknowledges that the RCG Common Stock has not been registered under any securities laws and cannot be resold without registration thereunder or exemption therefrom, (ii) agrees not to transfer all or any of the RCG Common Stock received by Owner unless such transfer has been registered or is exempt from registration under applicable securities laws,
(iii) acknowledges that the certificate(s) representing the RCG Common Stock shall bear a prominent legend with respect to the restrictions on transfer under applicable securities laws; and (iv) acknowledges that the Investment Letter (as defined below) and the Registration Rights Agreement contemplated by Section
8.13 below include additional restrictions on Owner's ability to transfer the RCG Common Stock received under this Agreement; and

                  (d) Owner has accurately completed the Investor Questionnaire and Investment Letter substantially in the form attached hereto as Exhibit 6.7 (the "Investment Letter") required by RCG contemporaneous with the execution of this Agreement and the statements therein are true and correct.

         6.8 Pooling and Tax-Free Reorganization Restrictions. (a) During the 30 days immediately preceding the Effective Time of the Merger, Owner represents, warrants and covenants that he, she or it has not and will not have sold, transferred, or otherwise disposed of his, her or its interests in, or reduced his, her or its risk relative to, any of the shares of Company Common Stock or Preferred Stock beneficially owned by Owner, except for any pledges of such Company Common Stock or Preferred Stock existing prior to such 30-day period as disclosed on Schedule 6.8(a) hereto. In the event of any such pledge, Owner will use his, her or its commercially reasonable best efforts to obtain an agreement from any such pledgee to abide by the terms of this Agreement.

                  (b) Owner is aware that the Merger is intended to qualify as a tax-free reorganization under Section 368(a) of the Code for federal income tax purposes. Owner represents that he, she or it has consulted with counsel of his, her or its choosing regarding this and other requirements for such a tax-deferred reorganization and that he understands such requirements and the risk that his receipt of RCG Common Stock could be a taxable event if such requirements are not met. Owner further represents that he is not relying on RCG or its advisors concerning the tax treatment or consequences of this Agreement or the transactions contemplated hereby.

         6.9 Statements True and Correct. No representation or warranty made by Owner herein, or in any statement, certificate or instrument furnished or to be furnished to RCG by Owner pursuant to any Merger Document, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein and therein not misleading.

                                    ARTICLE 7
              REPRESENTATIONS AND WARRANTIES OF RCG AND MERGER CORP

         RCG and Merger Corp hereby represent and warrant to the Company and the Owners as follows:

         7.1 Organization, Authority and Capacity. Each of RCG and Merger Corp is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of RCG and Merger Corp has the full power and authority necessary to (i) execute, deliver and perform its obligations under the Merger Documents to be executed and delivered by it, and (ii) carry on its business as it has been and is now being conducted and to own and lease the properties and assets which it now owns or leases. Each of RCG and Merger

Corp is duly qualified to do business and is in good standing in each jurisdiction in which a failure to be so qualified or in good standing would have a material adverse effect on (i) its ability to perform its obligations under the Merger Documents to be executed and delivered by it, or (ii) the assets, results of operations or prospects of RCG.

         7.2 Authorization and Validity. The execution, delivery and performance of the Merger Documents to be executed and delivered by RCG and Merger Corp have been duly authorized by all necessary action by RCG and Merger Corp. The Merger Documents to be executed and delivered by RCG and Merger Corp have been or will be, as the case may be, duly executed and delivered by RCG and Merger Corp and constitute or will constitute the legal, valid and binding obligations of RCG and Merger Corp, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, or other laws affecting creditors' rights generally, or as may be modified by a court of equity.

         7.3 Absence of Conflicting Agreements or Required Consents. The execution, delivery and performance by each of RCG and Merger Corp of the Merger Documents to be executed and delivered by it: (i) will not conflict with any provision of RCG's or Merger Corp's certificate of incorporation or bylaws; (ii) will not conflict with or result in a violation of any Law, ruling, judgment, order or injunction of any court or governmental instrumentality to which RCG or Merger Corp is a party or by which RCG or Merger Corp or any of their respective properties are bound; (iii) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, require any notice under, or accelerate or permit the acceleration of any performance required by the terms of any agreement, instrument, license or permit to which RCG or Merger Corp is a party or by which any of its properties are bound; and
(iv) will not create any lien, encumbrance or restriction upon any of the assets or properties of RCG or Merger Corp. No consent, approval, order or authorization of, action by or in respect of, registration, declaration or filing with, any Regulatory Authority is required by or with respect to the RCG or Merger Corp in connection with the execution and delivery of this Agreement or the consummation by RCG or Merger Corp of the transactions contemplated hereby, except for (i) the filing of a pre-merger notification and report under the HSR Act, (ii) the filing of an application for a Certificate of Need permit or exemption under the Planning Act, (iii) the filing with the SEC of such reports under the 1934 Act as may be required in connection with this agreement and the transactions contemplated hereby, (iv) such filings with Regulatory Authorities as shall be necessary to satisfy the applicable requirements of state securities or "Blue Sky" laws, and (v) such filings with and approvals of the Nasdaq Stock Market to permit the shares of RCG Common Stock that are to be issued pursuant to the Merger and under the options and warrants to be assumed by RCG hereunder to be listed on the Nasdaq Stock Market.

         7.4 Governing Documents. True and correct copies of the organizational documents and all amendments thereto of RCG (certified by the Secretary of State of the State of Delaware) and copies of the bylaws of RCG have been provided to the Company and the Owners. The Company and the Owners have previously been provided with access to RCG's minutes, and such minutes accurately reflect all proceedings of the stockholders and board of directors of RCG (and all committees thereof).

         7.5 Outstanding and Authorized Capitalization. The authorized capital stock of Merger Corp consists of 1,000 shares of common stock, of which 100 shares are issued and outstanding. As of November 9, 1998, 40,543,204 shares of RCG Common Stock and no shares of Preferred Stock were issued and outstanding. All issued and outstanding shares of RCG Common Stock have been duly and validly issued, are fully paid and non-assessable. As of September 30, 1998, except for
(i) options to purchase 2,021,000 shares of common stock, and (ii) warrants to purchase 436,000 shares of common stock, there were no outstanding warrants, options, rights, calls or other commitments of any nature relating to shares of capital stock of RCG, no outstanding securities convertible into or exchangeable for shares of capital stock of RCG, and, RCG is not obligated to issue or repurchase any of its shares of capital stock for any reason and no Person has any right or privilege (whether preemptive or contractual) for the purchase, subscription or issuance of any unissued shares of capital stock of RCG. No shares of Common Stock are held in RCG's treasury. All RCG Common Stock to be issued in connection with the Merger will be duly and validly issued, fully paid and nonassessable, and, based, in part, on the representations of the Sellers and the Owners herein and in documents delivered pursuant hereto, will be issued pursuant to a valid exemption from registration under the 1933 Act and all applicable state securities laws.

         7.6 RCG Documents. RCG has filed all required registration statements, prospectuses, proxy statements, reports, schedules, forms, statements and other documents (including exhibits and all other information incorporation therein) with the SEC since December 31, 1995 (the "RCG Documents") and a list of such RCG Documents is attached as Schedule 7.6. As of their respective dates, the RCG Documents complied in all material respects with the requirements of the 1933 Act or the 1934 Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such RCG Documents, and none of the RCG Documents when filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         7.7 Financial Statements. The financial statements of RCG included in the RCG Documents comply as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in accordance with generally accepted principles the consolidated financial position of RCG and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and customary year-end audit adjustments).

         7.8 Litigation and Claims. As of the date of this Agreement, except as disclosed in the RCG Documents, no action, demand, requirement or investigation by any Regulatory Authority, and no suit, action or proceeding by any Person, with respect to RCG or any of its subsidiaries or any of their respective properties is pending or, to the knowledge of RCG, threatened, except those the outcome of which would not individually or in the aggregate (1) have a material adverse effect on RCG or (2) reasonably be expected to impair the ability of RCG to perform its obligations under this Agreement or prevent or materially delay the consummation of any of the transactions contemplated hereby. Neither RCG nor any RCG subsidiary is subject to any outstanding order, injunction or decree that has had or, insofar as can be reasonably foreseen, will individually or in the aggregate have, a material adverse effect on RCG.

         7.9 Taxes. (a) RCG and its subsidiaries have filed all material tax returns and reports required to be filed by any and all of them and have paid all taxes shown as due on such returns, and the most recent financial statements contained in the RCG Documents reflect an adequate reserve in accordance with generally accepted accounting principles for all taxes payable by RCG and its subsidiaries for all taxable periods and portions thereof accrued through the respective dates of such financial statements.

                  (b) To the knowledge of RCG, no deficiencies for any taxes have been proposed, asserted or assessed against RCG or any of its subsidiaries that are not adequately reserved for, except for deficiencies that, individually or in the aggregate, would not have a material adverse effect on RCG.

                  (c) Neither RCG nor any of its subsidiaries has taken any action or knows of any fact, agreement, plan or other circumstance that is reasonably likely to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

         7.10 Accounting Matters. To the knowledge of RCG, neither RCG nor any of its Affiliates has taken or agreed to take any action (including but not limited to any action in connection with any RCG equity compensation plan or any agreement thereunder) that would prevent the business combination to be effected pursuant to the Merger from being accounted for as a "pooling of interests," and RCG has no reason to believe that the Merger will not qualify to be accounted for as a "pooling of interests.". As of the date hereof, except for the voting agreements contemplated by Section 8.10 of this Agreement, neither RCG nor, to the knowledge of RCG without independent investigation, any of its Affiliates beneficially owns (as defined in either Rule 13d-3 under the 1934 Act), directly or indirectly, or is party to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of shares of capital stock of the Company.

         7.11 Absence of Material Adverse Change. Since September 30, 1998, RCG and its subsidiaries, taken as a whole, have not suffered any material adverse change in their working capital, condition (financial or otherwise) assets, liabilities, reserves, business or operations.

         7.12 No Undisclosed Liabilities. Except for matters disclosed in the RCG Documents, herein or in the Schedules hereto, neither RCG nor any of its subsidiaries has any Liabilities or obligations, whether accrued, absolute, contingent or otherwise, except for Liabilities and obligations incurred in the ordinary course of its business since the date of RCG's most recent consolidated balance sheet included in the financial statements included in the RCG Documents.

         7.13 Licenses, Authorizations and Provider Programs. Each of RCG and its subsidiaries (i) is the holder of all valid licenses and other rights and authorizations required by Law, or ruling of any governmental regulatory authority necessary to operate its business; and (ii) is certified for participation and reimbursement under Medicare and Medicaid programs (Medicare and Medicaid programs and such other similar federal, state or local reimbursement or governmental programs for which RCG is eligible are hereinafter referred to collectively as the "RCG Government Programs") and has current provider agreements for such RCG Government Programs and with such private non-governmental programs, including without limitation any private insurance program, under which RCG or any of its subsidiaries directly or indirectly is presently receiving payments.

         7.14 Statements True and Correct. No representation or warranty made by RCG and Merger Corp herein, or in any statement, certificate or instrument to be furnished to the Company or any of the Owners by RCG or Merger Corp pursuant to any Merger Document, contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein and therein not misleading.

                                    ARTICLE 8
                              ADDITIONAL AGREEMENTS

         8.1 Access to Information. At all times prior to the Closing, the Company and the Owners will afford the officers and authorized representatives of RCG access, upon reasonable notice, to all of the Company's properties, books and records that may relate to or concern the Merger and will furnish such parties with such additional financial, operating and other information as to the business and properties of the Company as such parties may from time to time reasonably request. Such parties shall also be allowed access, upon reasonable notice, to consult with the officers, employees, accountants, counsel and agents of the Company in connection with such investigation of the properties and business of the Company. In addition, at all times prior to the Closing, RCG will afford to the Company and the Owners, and their representatives, access, upon reasonable notice, to all of RCG's and its Affiliate's properties, books and records as the Company and the Owners may reasonably request. No such investigation shall diminish or otherwise affect any of the representations, warranties, covenants or agreements of any party under this Agreement.

         8.2 No-Shop. Unless and until this Agreement is terminated pursuant to
Article 11 hereof, neither the Company, any Subsidiary nor any Owner shall directly or indirectly, through any officer, director, employee, agent, intermediary or otherwise: (i) solicit, initiate or encourage submission of proposals or offers from any Person relating to any purchase of an equity interest in the Company or any Subsidiary, or any merger, sale of substantial assets or any similar transaction whether or not resulting in a change of control of the Company or any Subsidiary; (ii) participate in any discussions or negotiations regarding, or furnish to any other Person, any information with respect to, or otherwise respond to, cooperate with or encourage, any effort or attempt by any other Person to purchase any equity interest in the Company or any Subsidiary, or engage in a merger, purchase of substantial assets or any similar transaction whether or not such transaction contemplates a change of control the Company or any Subsidiary; or (iii) approve or undertake any such transaction. The Company, the Subsidiaries and the Owners shall promptly communicate to RCG the terms of any such oral or written proposal or offer upon knowledge or receipt of such proposal or offer.

         8.3 Affirmative Covenants of the Company. Except as set forth on
Schedule 8.3, from the date hereof until the earlier of the Effective Time or the termination of this Agreement, the Company and the Owners covenant and agree that, unless the prior written consent of RCG shall have been obtained, and except as otherwise expressly contemplated herein, the Company shall and shall cause each Subsidiary to:

                           (i) operate its business only in the usual, regular, and ordinary course of business, consistent with past practices;

                           (ii) use reasonable commercial efforts to preserve intact its business organization, licenses, permits, Company Government Programs, Company Private Programs and customers;

                           (iii) use reasonable commercial efforts to retain the services of its employees, agents and consultants on terms and conditions not less favorable than those existing prior to the date hereof and to ensure that there are no material or adverse changes to employee relations;

                           (iv) keep and maintain its assets in their present condition, repair and working order, except for normal depreciation and wear and tear, and maintain its insurance, rights and licenses;

                           (v) pay all current liabilities of the Company and the Subsidiaries (other than liabilities that are included in the Selected Current Liabilities Amount) in accordance with past practice and collect all accounts receivable in accordance with past practice;

                           (vi) consult with RCG prior to undertaking any new business opportunity outside the ordinary course of business and not undertake such new business opportunity without the prior written consent of RCG;

                           (vii) confer on a regular and frequent basis with one or more designated representatives of RCG to report material operational matters and to report the general status of ongoing business operations;

                           (viii) make available to RCG true and correct copies of all internal management and control reports (including aging of accounts receivable, listings of accounts payable, and inventory control reports) and financial statements related to the Company and the Subsidiaries and furnished to management of the Company;

                           (ix) cause all federal, state and local income and other tax returns that have not been filed prior to the date hereof to be prepared and filed on or before the date such tax return is required to be filed (taking into account any extensions of the filing deadlines granted); provided, however, that any such tax return shall not be filed without a reasonable opportunity for prior review and comment by RCG;

                           (x) as soon as reasonably practicable after they become available, but in no event more than forty-five (45) days following the end of each calendar month, deliver to RCG true and complete copies of its monthly financial statements for each calendar month ending subsequent to the date hereof on the format historically utilized by the Company and the Subsidiaries;

                           (xi) pay, in accordance with the historical practices of the Company and, in any event, not later than the date due, all Liabilities of the Company and the Subsidiaries (other than liabilities that are included in the Selected Current Liabilities Amount);

                           (xii) perform in all material respects all obligations under agreements relating to or affecting its assets, properties or rights;

                           (xiii) keep in full force and effect present insurance policies or other comparable insurance coverage; and

                           (xiv) notify RCG of (i) any event or circumstance which has caused or constituted, or is reasonably likely to have a material adverse effect on the Company and the Subsidiaries taken as a whole or would cause or constitute, a breach of any of the Company's representations, warranties or covenants contained herein; or (ii) any change in the normal course of business or in the operation of the Company's or any Subsidiary's assets, and of any governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), adjudicatory proceedings, budget meetings or submissions involving the Company or any Subsidiary or any of their respective material property. The Company agrees to keep RCG fully informed of such events and to permit RCG's representatives prompt access to all materials prepared in connection therewith.

         8.4 Negative Covenants of the Company. From the date hereof until the earlier of the Effective Time or the termination of this Agreement, the Company and the Owners covenant and agree that the Company will not do, and the Company will cause each Subsidiary not to do, any of the following without the prior written consent of the RCG:

                           (i) take any action that would (i) adversely affect the ability of any party to the Merger Documents to obtain any consents required for the transactions contemplated thereby, or (ii) adversely affect the ability of any party hereto to perform its covenants and agreements under the Merger Documents;

                           (ii) amend any of its organizational or governing documents;

                           (iii) incur any additional debt obligation or other obligation for borrowed money in excess of an aggregate of $50,000 except in the ordinary course of the business of the Company and the Subsidiaries consistent with past practices, or impose, or suffer the imposition, on any asset of the Company or any Subsidiary of any lien or permit any such lien to exist;

                           (iv) repurchase, redeem, or otherwise acquire or exchange, directly or indirectly, any Company Equity Securities, or any securities convertible into any Company Equity Securities, or declare or pay any dividend or make any other distribution in respect of Company Equity Securities;

                           (v) other than pursuant to the Merger Documents, issue, sell, pledge, encumber, authorize the issuance of, enter into any contract to issue, sell, pledge, encumber, or authorize the issuance of, or otherwise permit to become outstanding, any additional Company Equity Securities or any rights with respect to any Company Equity Securities;

                           (vi) purchase or acquire any assets or properties, whether real or personal, tangible or intangible, or sell or dispose of any assets or properties, whether real or personal, tangible or intangible, except in the ordinary course of business and consistent with past practices and except that the Company shall transfer, convey and assign to Monroe R. Meyerson, the Chairman of the Board of Directors of the Company ("Meyerson"), and Allen D. McGee, the President of the Company ("McGee"), or to a Person designated by them, the lease relating to (together with the Company's leasehold interest in) the corporate headquarters of the Company at 7900 Glades Road, Suite 400, Boca Raton, Florida (the "Company Headquarters") and all office machinery and equipment (including without limitation all computers and data processing and telecommunications equipment), furniture, furnishings and supplies located at the Company Headquarters, in consideration of the assumption by Meyerson and McGee of all liabilities and obligations of the lessee that shall accrue under such lease from and after the Closing Date; and Meyerson and McGee shall cause the Company to be released from all liability under such lease on or before the Closing Date and any and all other Liabilities arising or existing on account of any assets and leases so transferred; and each of Meyerson and McGee shall, jointly and severally, indemnify and hold the Company, its Subsidiaries, RCG and Merger Corp harmless from and against any and all liability, loss, claim, damage, demand or expense (including reasonable attorneys' fees) arising after Closing on account of the assets and liabilities so transferred, such indemnification shall be in addition to any obligation under Article 12 of this Agreement and shall be without any restriction or limitation;

                           (vii) adjust, split, combine or reclassify any Company Equity Securities or issue or authorize the issuance of any other securities in respect of or in substitution for Company Equity Securities other than upon the exercise or conversion of currently outstanding Company Equity Securities, or sell, lease, mortgage or otherwise dispose of or otherwise encumber any asset having a book value in excess of $50,000 other than in the ordinary course of business for reasonable and adequate consideration;

                           (viii) purchase any securities or make any material investment, either by purchase of stock or other securities, contributions to capital, asset transfers, or purchase of any assets, in any Person, or otherwise acquire direct or indirect control over any other Person;

                           (ix) except for the bonuses and severance payments in the amounts reflected in Schedule 8.4 to be paid to the employees or classes of employees identified on Schedule 8.4, (A) grant any increase in compensation or benefits to the employees or officers of the Company or any Subsidiary, except in accordance with past practice or as required by law, (B) pay any severance or termination pay or any bonus other than pursuant to written policies or written contracts in effect as of the date hereof and disclosed on the Schedules hereto or as required by law, (C) enter into or amend any severance agreements with officers of the Company or any Subsidiary, or (D) grant any material increase in fees or other increases in compensation or other benefits to directors of the Company or any Subsidiary except in accordance with past practice;

                           (x) enter into or amend any employment contract between the Company or any Subsidiary and any Person (unless such amendment is required by law) that the Company or the Subsidiary party thereto does not have the unconditional right to terminate without liability (other than liability for services already rendered), at any time on or after the Effective Time;

                           (xi) adopt any new employee benefit plan or make any material change in or to any existing Benefit Plans other than any such change that is required by law or that, in the opinion of counsel, is necessary or advisable to maintain the tax qualified status of any such plan;

                           (xii) make any significant change in any tax or accounting methods or systems of internal accounting controls, except as may be appropriate to conform to changes in tax laws or regulatory accounting requirements or generally accepted accounting principles;

                           (xiii) commence any litigation other than in accordance with past practice, settle any litigation involving any Liability of the Company or any Subsidiary for material money damages or restrictions upon the operations of the Company or any Subsidiary;

                           (xiv) modify, amend or terminate any material contract or waive, release, compromise or assign any material rights or claims;

                           (xv) except in the ordinary course of business and, even if in the ordinary course of business, then not in an amount to exceed $100,000 in the aggregate, make or commit to make any capital expenditure, or enter into any lease of capital equipment as lessee or lessor;

                           (xvi) take any action, or omit to take any action, which would cause any of the representations and warranties contained in Article 5 to be untrue or incorrect; or

                           (xvii) make any loan to any person or increase the aggregate amount of any loan currently outstanding to any person, except for monthly, ordinary-course loans to Meyerson and McGee that shall not, when aggregated with currently outstanding loans to Meyerson and McGee and any other officers and employees of the Company, cause the aggregate principal amount of all loans to Meyerson and McGee and all other officers and employees of the Company to exceed $1,260,000.

         8.5 Confidentiality, Public Announcements. The parties hereby affirm and ratify the terms of that certain letter agreement, dated August 17, 1998, among them concerning confidentiality, public announcements and related matters, which agreement remains valid and binding among the parties notwithstanding
Section 14.9 hereof. RCG and the Company will consult with each other before issuing, and provide each other the opportunity to review, comment upon and concur with, and use reasonable efforts to agree on, any press release or other public statements with respect to the transactions contemplated by this Agreement, including the Merger, and shall not issue any such press release or make any such public statement prior to such consultation, except as either party may determine is required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or stock market. The parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in the form mutually agreed to by the parties.

         8.6 Confidentiality, Noncompetition and Nonsolicitation. Each of Meyerson and McGee will enter into a Covenant Not to Compete substantially in the form attached hereto as Exhibit 8.6(a) at the Closing. Each Person listed on
Schedule 8.6(b) will enter into a Covenant Not to Compete substantially in the form attached hereto as Exhibit 8.6(b). Each Owner listed on Schedule 8.6(c) will enter into a Covenant Not to Compete substantially in the form attached hereto as Exhibit 8.6(c) at the Closing.

                  (b) Nothing in this Section 8.6 or in the Covenants Not to Compete contemplated hereby shall be deemed to prohibit any Owner who is a physician from exercising his or her medical judgment concerning the treatment of his or her patients in any manner whatsoever in any location whatsoever, and nothing in this Section 8.6 or in the Covenants Not to Compete contemplated hereby shall be deemed to require the referral of any such patient to any facility of RCG or any of its Affiliates. The parties acknowledge and agree that this Agreement and the Covenants Not to Compete contemplated hereby shall in no way be deemed to restrict the right or ability of any Owner who is a physician to admit and provide professional services to patients at facilities and institutions other than facilities owned by RCG or any of its Affiliates.

         8.7 Medical Director Agreements. The Company agrees to use its best efforts, and to cause each of the Subsidiaries to use its best efforts, to enter into a new Medical Director Agreement with each affiliated physician practice providing medical director services to the Company's or any Subsidiary's dialysis facilities (the "Practices") and with all of the physician owners and employees of such practices, including those listed on Schedule 8.7. Each of such new Medical Director Agreement shall: (i) have a minimum term of ten (10) years from the Closing Date, (ii) have a covenant not to compete with the facility at which such Practice provides services in the provision of medical director services during the term of the Medical Director Agreement and for two
(2) years thereafter, (iii) be otherwise substantially in the form attached hereto as Exhibit 8.7, with a medical director fee that is reasonably acceptable to RCG, and (iv) be executed by each individual physician who is a member of, affiliated with or employed by the Practice. Each Owner who is a party to such a Medical Director Agreement, or who is a shareholder or other member of a Practice, will, or will cause such Practice to, enter into such a new Medical Director Agreement.

         8.8 Consulting Agreement. Meyerson and McGee shall enter into Consulting Agreements with the Company substantially in the form of attached
Exhibit 8.8.

         8.9 Availability of Rule 144 Information. Subject to the restrictions contemplated by Registration Rights Agreement (as defined below), for so long as any of the Owners holds RCG Common Stock that is subject to Rule 144 restrictions, RCG shall take reasonable commercial actions to enable the Owners to sell any shares of RCG Common Stock received by them under this Agreement without registration under the 1933 Act within the limitations of the exemption provided by Rule 144 under the 1933 Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC, including filing on a timely basis all reports required to be filed by the 1934 Act. In addition, between the date of this Agreement and the Effective Time, RCG shall file on a timely basis all reports required to be filed by it under the 1934 Act and shall provide copies of such reports to counsel for the Owners for distribution to the Owners.

         8.10 Approval of Transactions. Each Owner executing this Agreement at the time it is executed by RCG, Merger Corp and the Company acknowledges and agrees that he, she or it has already executed a Voting Agreement in form and substance acceptable to RCG agreeing to vote to approve the Merger. The Company shall promptly after execution of this Agreement either call a meeting of its Stockholders to vote on the approval of the Merger or solicit the written consent of the Stockholders to approve the Merger, and the Company and such Owners shall use their best efforts to cause the Stockholders to approve the Merger with Stockholders holding fewer than five percent (5%) of the outstanding equity securities of the Company exercising or attempting to exercise their rights of dissent and appraisal under the DGCL.

         8.11 Accounting and Tax Treatment. (a) Each of the Parties undertakes and agrees to use its reasonable efforts to take no action that would cause the Merger not to qualify for "pooling-of-interests" accounting treatment and treatment as a "reorganization" within the meaning of Section 368(a) of the Code for federal income tax purposes. Each Owner agrees that he, she or it will not sell, transfer or otherwise dispose of his, her or its interests in, or reduce his, her or its risk relative to, any of the shares of RCG Common Stock into which his, her or its shares of Company Common Stock or Preferred Stock are converted upon consummation of the Merger until such time as RCG notifies the undersigned that the requirements of SEC Accounting Series Release Nos. 130 and 135 ("ASR 130 and 135") have been met. Each Owner understands that ASR 130 and 135 relate to publication of financial results of post-Merger combined operations of RCG and the Company. Each Owner acknowledges that the Investment Letter and the Registration Rights Agreement contain restrictions on the Owners' ability to sell, transfer and dispose of their interests in the shares of RCG Common Stock issued under this Agreement.

                  (b) RCG shall use commercially reasonable efforts to publish no later than 45 days after the end of the first full month after the Closing Date in which there are at least 30 days of post-closing combined operations of RCG and the Company, combined sales and net income figures as contemplated by and in accordance with the terms of ASR No. 135.

         8.12 Resignation and Releases. At the Closing, each officer, director and Owner of the Company shall deliver a Resignation and Release, substantially in the form of Exhibit 8.12 attached to this Agreement.

         8.13 Registration Rights Agreement. At the Closing, RCG and the Owners' Representative, on behalf of each of the Owners, will execute the Registration Rights Agreement, substantially in the form of Exhibit 8.13 attached to this Agreement (the " Registration Rights Agreement").

         8.14 Stockholder Indebtedness. Each of Meyerson and McGee acknowledges and agrees that he owes the Company the amount set forth opposite his name on
Schedule 8.14 (which each of them represents reflects all amounts owed by them to the Company) and that such amount shall be finally due and payable to the Company on or before the fifth anniversary of the Closing Date. Each of Meyerson and McGee agrees that any and all amounts payable by the Company to him as severance or consulting fees shall be withheld by the Company and credited toward the amount owed by him to the Company as set forth on Schedule 8.14. Each Owner other than Meyerson and McGee whose name appears on Schedule 8.14 agrees to pay, or to cause any of his, her or its Affiliates also listed on Schedule
8.14 to pay, all indebtedness (including without limitation the indebtedness described on Schedule 8.14) owed by such Owner or Affiliate to the Company at or prior to the Closing; provided, however, that the Company shall forgive the indebtedness of David Mednick ("Mednick") and Jeffery Laos ("Laos") to the Company in the amounts reflected on Schedule 8.14.

         8.15 Filings with State Offices. Upon the terms and subject to the conditions of this Agreement, the Company and Merger Corp shall execute and file a Certificate of Merger with the Secretary of State of the State of Delaware in connection with the Closing.

         8.16 Conditions to Closing. The Owners, the Company and RCG agree to use their commercially reasonable efforts to satisfy the closing conditions set forth in Articles 9 and 10 of this Agreement by January 15,

1999, and if not by such time, as soon thereafter as possible; provided that RCG and Merger Corp shall determine in their sole discretion whether Section 9.11 is satisfied; provided, further, that no action shall be required of either party in connection with the satisfaction of the condition set forth in Section 10.7.

         8.17 Risk of Loss. The Company, the Subsidiaries and the Stockholders shall retain all risk of condemnation, destruction, loss or damage due to fire or other casualty from the date of this Agreement until the Closing. If the condemnation, destruction, loss or damage is such that the operation of any of the facilities of the Company or any Subsidiary is materially interrupted or curtailed or the Company's or any Subsidiary's assets are materially affected, then Merger Corp and RCG shall have the right to terminate this Agreement. If Merger Corp and RCG nonetheless elect to close, the Company, the Subsidiaries and the Stockholders shall remit all net condemnation proceeds or third party insurance proceeds to RCG.

         8.18 Title Search; Discharge of Liens. As soon as practicable after the date hereof, but in no event later than the Closing, Company shall (i) use commercially reasonable efforts to ascertain all Liens, if any, to which any of the Company's or any of the Subsidiaries' assets is subject, (ii) notify RCG in writing of the nature and extent thereof, and (iii) discharge all such Liens other than Permitted Liens. Without limiting the generality of the foregoing, the Company shall provide to RCG Uniform Commercial Code searches (conducted as soon as possible after the date hereof, but in no event later than the Closing) of filings made pursuant to Article 9 thereof in all jurisdictions where there are any assets of the Company or any Subsidiary.

         8.19 Applications; Antitrust Notification. To the extent required by the HSR Act, each of the parties has or will promptly file with the United States Federal Trade Commission and the United States Department of Justice the notification and report form required for the transactions contemplated hereby and any supplemental or additional information which may reasonably be requested in connection therewith pursuant to the HSR Act and will comply in all material respects with the requirements of HSR Act. The parties shall cooperate with and deliver to each other copies of all filings, correspondence and orders to and from all Regulatory Authorities in connection with the transactions contemplated hereby. The filing fees in connection with providing the HSR Act notification will be allocated between the parties as contemplated by Section 14.3 below.

         8.20 Taxes. RCG and the Company shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees or any similar taxes that become payable in connection with the transactions contemplated by this Agreement that are required or permitted to be filed on or before the Closing Date. The Owners shall pay any and all taxes on any transfer of their shares of Company Common Stock as a result of the Merger or on any deemed transfer of any of the assets of the Company or any Subsidiary.

         8.21 Directors and Officers Liability Insurance. RCG shall cause the Company to pay aggregate premiums of not more than $80,000 to purchase "tail" or extended reporting endorsements with respect to the current policy of directors and officers liability insurance listed on Schedule 8.21 for a period of up to six (6) years after Closing, or such shorter period as payment of such aggregate premiums will permit. Following such period, RCG shall, and shall cause the Company to, cooperate with the Owners at the Owners' expense in the Owners' efforts to purchase additional or supplemental extended reporting endorsements or "tail" coverage with respect to such insurance, if the Owners determine to purchase such endorsements or coverage at their expense.

         8.22 RCG Stock Options. After the Closing, RCG shall reserve for grant to continuing employees of the Company or to medical directors of dialysis facilities owned by the Company and the Subsidiaries, selected by RCG in its reasonable discretion, options to purchase an aggregate of 150,000 shares of RCG Common Stock, which options will have an exercise price equal to the last sale price of a share of RCG Common Stock on the date of grant (as quoted by The Wall Street Journal) and will have other terms and conditions reasonably determined by RCG and which options will not include those converted pursuant to Section 3.4.

         8.23 Notification of Changes. Each of the parties hereto shall promptly notify the other parties hereto orally and in writing to the extent he, she or it has knowledge of (i) any representation or warranty made by him, her or it in this Agreement becoming untrue or inaccurate, (ii) the failure by him, her or it to comply in any material respect with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by him, her or it under this Agreement, and (iii) any change or event having, or which could reasonably and foreseeably be expected to have, a material adverse effect on such party or on the truth of such party's representations and warranties or the ability of the conditions set forth herein to be satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement.

         8.24 Assumed Options. As soon as practicable following the Closing Date, RCG shall deliver, upon due surrender of the Company Options, to the holders of the Company Options appropriate option or warrant agreements, as applicable, representing the right to purchase RCG Common Stock on the same terms and conditions currently set forth in the Company Options (except as otherwise set forth in Section 3.4).

         8.25 Mednick and Laos Severance Benefits. At the Closing, the Company shall pay to Mednick and Laos the amounts of $378,236 and $328,947, respectively, as full satisfaction and payment in full of (i) the Lump Sum Payment (as defined in Section 5(b)(i) of each of their Employment Agreements with the Company dated July 2, 1997 (the "Employment Agreements"), (ii) all obligations to continue welfare benefits to Mednick or Laos for two years after the Closing or any payments in respect thereof under Section 5(b)(vi) of the Employment Agreements, and (iii) all amounts due them under Section 5.1(b)(iv) of the Employment Agreements. The Company waives the 45 day period provided in
Section 5(b)(viii) of the Employment Agreements and agrees that, after the Closing, it will pay Mednick and Laos any and all amounts owed to them, as may reasonably be determined by Ernst & Young LLP, under Section 5(b)(viii) of the Employment Agreements, and Mednick and Laos agree that all applicable income tax returns filed by them will reflect any excise tax liability only to the extent so determined by Ernst & Young LLP. If any such tax return shall be audited by any taxing authority with which any such return shall be filed and, as a result of such audit, it shall ultimately by determined that Mednick or Laos is liable for any additional excise tax in excess of the amount initially determined by Ernst & Young LLP, the Company shall pay to Mednick and Laos the amount of any such additional excise tax. Any and all such payments to Mednick and Laos under
Section 5(b)(viii) of the Employment Agreements shall be deemed Losses under
Section 12.1(b)(vi). Mednick and Laos agree that, except as set forth in the foregoing provisions of this Section 8.25 and the accelerated vesting of their employee stock options in accordance with Section 5(b)(vii) of the Employment Agreements, the Company shall not have any post-Closing obligations to them under the Employment Agreements.

         8.26 1998 Year-End Bonuses. To the extent not paid prior to Closing and notwithstanding the fact that the Company may not be obligated to do so, the Company shall, and RCG shall cause the Company to, to the employees identified on Schedule 8.26 the year-end bonuses for 1998 in the amounts set forth on
Schedule 8.26 within forty-five (45) days after the Closing.

                                    ARTICLE 9
                CONDITIONS TO OBLIGATIONS OF RCG AND MERGER CORP

         The obligation of RCG and Merger Corp to consummate the Merger is subject to the satisfaction or waiver, at or prior to Closing, of each of the following conditions:

         9.1 Representations and Warranties. The representations and warranties of the Company and the Owners set forth in this Agreement, or any document or instrument delivered to RCG hereunder, shall be true and correct as of the Effective Time with the same force and effect as if such representations and warranties had been made at and as of the Effective Time, except with respect to any of such representations and warranties referring to a state of facts existing on a specified date prior to the Closing Date, it shall be sufficient if at the Effective Time such date-specific representation and warranty continues to describe accurately the state of facts existing on the date so specified, and except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to "materiality" or "material adverse effect" set forth therein) does not have, and is not reasonably expected to have, individually or in the aggregate with all other failures to be so true and correct, a material adverse effect, financial or otherwise, on the Company and its Subsidiaries taken as a whole.

         9.2 Performance; Covenants. All of the terms, covenants and conditions of the Merger Documents to be complied with or performed by the Company or the Owners at or prior to Closing shall have been complied with and performed in all material respects including, but not limited to, the delivery of the following documents:

                  (a) A good standing certificate regarding the Company, certified by the Secretary of State of the State of Delaware dated within fifteen (15) business days of the Closing;

                  (b) A certificate dated as of the Closing Date signed by the duly authorized officers of the Company and by the Owners' Representative, on behalf of the Owners, certifying that the representations and warranties of the Company and the Owners set forth herein are true and correct as set forth in
Section 9.1 as of the Effective Time and that the Company and each of the Owners have fulfilled all of the conditions of this Article 9;

                  (c) Written consents of all third parties necessary for the consummation of the transactions contemplated by the Merger Documents;

                  (d) Resolutions of the Company (Board of Directors and stockholders) in form and substance satisfactory to RCG approving the execution, delivery and performance of this Agreement and the consummation of the Merger, certified by an appropriate officer of the Company;

                  (e) An incumbency certificate certifying the identity of the officers of the Company;

                  (f) Resignations and Release as contemplated by Section 8.12 of each of the officers and directors of the Company and each Owner effective as of the Effective Time;

                  (g) The Covenants Not to Compete executed by the persons contemplated by Section 8.6 as described in Section 8.6;

                  (h) The Medical Director Agreements entered into by the Practices and physicians as described in Section 8.7;

                  (i) The Consulting Agreements executed by Meyerson and McGee as described in Section 8.8;

                  (j) The Registration Rights Agreement executed by the Owners' Representative, on behalf of each Owner, as described in Section 8.13;

                  (k) Evidence of repayment of the indebtedness described in
Section 8.14 (other than the indebtedness of Meyerson, McGee, Mednick and Laos);

                  (l) The Certificate of Need or exemption required for certain operations of the Company and the Subsidiaries in Illinois, as described in
Section 5.3, shall have been obtained pursuant to the Planning Act, as amended;

                  (m) All books and records of the Company, including all corporate and other records, minute books, stock record books, stock registers, books of accounts, contracts, agreements and such other documents or certificates as shall be reasonably requested by RCG; and

                  (n) Evidence reasonably acceptable to RCG that all agreements or arrangements, whether written or oral, among the Owners and/or the Company that relate in any manner to the Company Equity Securities shall have been terminated.

         9.3 Necessary Consents and Approvals. RCG, the Company and the Owners shall have obtained all licenses, consents and permits, provided all notices, and all waiting periods required by Law shall have expired, necessary in order for RCG, Merger Corp and the Company to consummate the Merger and for the continued operation of the business of the Company after the Effective Time consistent with its operation prior to the Effective Time, including all consents and approvals listed on the Schedules hereto.

         9.4 No Material Adverse Change. There shall not have occurred any material adverse change in the business, assets, Liabilities or condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole between the date hereof and the Effective Time, and a certificate shall have been delivered to RCG to such effect signed by or on behalf of each of the Owners and such executive officers of the Company as RCG may request.

         9.5 No Injunction, Etc. No action, proceeding, investigation or legislation shall have been instituted, threatened or proposed before any court, governmental agency, or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, or which is related to, arises out of, this Agreement or the consummation of the Merger, or which is related to or arises out of the business or operations of the Company, if such action, proceeding, investigation or legislation, in the reasonable judgment of RCG or its counsel, would make it inadvisable to consummate such transactions.

         9.6 Legal Opinion. RCG shall have received (i) an opinion of Jones, Day, Reavis & Pogue, counsel to the Company and certain Owners, in substantially the form attached hereto as Exhibit 9.6, and (ii) such other opinions as to such other Owners as shall be reasonably acceptable to RCG.

         9.7 Pooling Assurance. RCG shall have received, from Ernst & Young LLP, assurances in form and substance reasonably acceptable to RCG to the effect that the Merger will qualify for pooling-of-interests accounting treatment.

         9.8 Release of Liabilities. RCG shall have received reasonably acceptable evidence that the Company has been released from all Liabilities related to the Boca Raton, Florida offices as contemplated by Section 8.4(vi).

         9.9 Nasdaq Listing. The shares of RCG Common Stock to be issued to the Owners in the Merger shall have been approved for listing on the Nasdaq National Market, subject to official notice of issuance.

         9.10 Private Placement. RCG shall be reasonably satisfied that the issuance of RCG Common Stock to the Owners as contemplated by this Agreement may be conducted without registration under the 1933 Act or any state securities or blue sky law. In connection therewith, each Owner shall have executed and delivered an Investment Letter substantially in the form attached hereto as
Exhibit 6.7.

         9.11 Severance. RCG shall have received reasonably satisfactory evidence that all employment agreements and other agreements providing severance payments or benefits between the Company and Meyerson or the Company and McGee have been terminated and that no severance or other payment is owed by the Company after Closing to Meyerson, McGee or any other employee of the Company except for severance amounts set forth on Schedule 9.11 or payments due and payable under any Benefit Plans listed on Schedule 5.15.

         9.12 Purchase of Foundation Assets. RCG shall have acquired substantially all of the assets of DCA Research Foundation, Inc. for $1,000,000 on terms and conditions reasonably acceptable to RCG.

         9.13 Execution by Stockholders. Stockholders owning at least ninety percent (90%) of the capital stock of the Company (determined as if all shares of preferred stock of the Company were converted into Company Common Stock in accordance with their terms) shall have executed and delivered a counterpart signature page to this Agreement whereby they agree to be bound by this Agreement as "Owners."

                                   ARTICLE 10
             CONDITIONS TO OBLIGATIONS OF THE COMPANY AND THE OWNERS

         The obligations of the Company and the Owners to close the Merger are subject to the satisfaction or waiver, at or prior to Closing, of each of the following conditions:

         10.1 Representations and Warranties. The representations and warranties of RCG and Merger Corp set forth in this Agreement, or any document or instrument delivered to any party hereunder, shall be true and correct as of the Effective Time with the same force and effect as if such representations and warranties had been made at and as of the Effective Time, except with respect to any of such representations and warranties referring to a state of facts existing at a specified date prior to the Closing Date, it shall be sufficient if at the Effective Time such representation and warranty continues to describe accurately the state of facts existing on the date so specified, and except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to "materiality" or "material adverse effect" set forth therein) does not have, and is not reasonably expected to have, individually or in the aggregate with all other failures to be so true and correct, a material adverse effect, financial or otherwise, on the Company and its Subsidiaries taken as a whole.

         10.2 Performance; Covenants. All of the terms, covenants and conditions of this Agreement to be complied with or performed by RCG at or prior to the Closing shall have been complied with and performed in all material respects, including, but not limited to delivery of the following documents:

                  (a) A good standing certificate regarding RCG and Merger Corp certified by the Secretary of State of the State of Delaware, each dated within 15 days prior to Closing;

                  (b) A certificate dated as of the Closing Date signed by a duly authorized officer of RCG and Merger Corp certifying that the representations and warranties of RCG and Merger Corp set forth herein are true and correct as set forth in Section 10.1 as of the Effective Time and that RCG and Merger Corp have fulfilled all of the conditions of this Article 10;

                  (c) Resolutions adopted by the Board of Directors of RCG and the Board of Directors and shareholder of Merger Corp in form and substance satisfactory to the Company and the Owners approving the execution, delivery and performance of this Agreement and the consummation of the Merger, certified by the Secretary of RCG and Merger Corp, respectively;

                  (d) Covenants Not to Compete executed by RCG and the Company as described in Section 8.6;

                  (e) The Consulting Agreements executed by the Company as described in Section 8.8;

                  (f) The Medical Director Agreements entered into by the Company as described in Section 8.7;

                  (g) The Registration Rights Agreement executed by RCG as described in Section 8.13; and

                  (h) An incumbency certificate certifying the identity of the officers of RCG and Merger Corp.

         10.3 Necessary Consents and Approvals. RCG, the Company and the Owners shall have obtained all licenses, consents and permits, provided all notices, and all waiting periods required by Law shall have expired, necessary in order for RCG, Merger Corp and the Company to consummate the Merger and for the continued operation of the business of the Company after the Effective Time consistent with its operation prior to the Effective Time, including all consents and approvals listed on the Schedules hereto.

         10.4 No Material Adverse Change. There shall not have occurred any material adverse change in the business, assets, Liabilities or condition, financial or otherwise, of RCG between the date hereof and the Effective Time, and a certificate shall have been delivered to the Company and the Owners to such effect signed by an authorized officer of RCG.

         10.5 No Injunction, Etc. No action, proceeding, investigation or legislation shall have been instituted, threatened or proposed before any court, governmental agency, or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, or which is related to, arises out of, this Agreement or the consummation of the Merger, or which is related to or arises out of the business or operations of RCG, if such action, proceeding, investigation or legislation, in the reasonable judgment of the Company or its counsel, would make it inadvisable to consummate such transactions.

         10.6 Legal Opinion. The Company and the Owners shall have received an opinion of Alston & Bird LLP, counsel to RCG, in substantially the form attached hereto as Exhibit 10.6.

         10.7 Base Period Trading Price. The Base Period Trading Price shall be not less than $20.00 per share.

         10.8 Tax Opinion. The Company and the Owners shall have received, from Jones, Day, Reavis & Pogue, assurances in form and substance reasonably acceptable to the Company and the Owners to the effect that (i) the Merger will constitute a "reorganization" within the meaning of Section 368(a) of the Code;
(ii) RCG and the Company are each parties to such reorganization within the meaning of Section 368(b) of the Code; and (iii) no gain or loss will be recognized by RCG, Merger Corp, the Company or any Owner as a result of the Merger. In rendering such opinion, Jones, Day, Reavis & Pogue shall be entitled to receive and rely upon representations of fact contained in certificates of officers of RCG and the Company and the Owners, which shall be in form and substance satisfactory to such counsel.

         10.9 Nasdaq Listing. The shares of RCG Common Stock to be issued to the Owners in the Merger shall have been approved for listing on the Nasdaq National Market, subject to official notice of issuance.

         10.10 Pooling Assurance. The Company shall have received, from Ernst & Young LLP, assurances in form and substance reasonably acceptable to the Company to the effect that the Merger will qualify for pooling-of-interests accounting treatment.

                                   ARTICLE 11
                                   TERMINATION

         11.1 Right of Termination. This Agreement and the Merger may be terminated at any time prior to the Closing Date:

                  (a) By the mutual written consent of RCG and the Company.

                  (b) By RCG in the event that the conditions set forth in
Article 9 of this Agreement shall not have been satisfied or waived by February 28, 1999, unless such satisfaction shall have been frustrated or made impossible by any act or failure to act of RCG.

                  (c) By the Company in the event that the conditions set forth in Article 10 of this Agreement shall not have been satisfied or waived by February 28, 1999, unless such satisfaction shall have been frustrated or made impossible by any act or failure to act of the Company, any Subsidiary or one or more of the Owners.

                  (d) By the Company or RCG if the Closing shall not have occurred by March 31, 1999.

         11.2 Effect of Termination. In the event of termination in accordance with Section 11.1, this Agreement shall become void and of no further force or effect, without any liability on the part of any of the parties hereto or their respective owners, directors, officers or employees, except the obligations of each party to preserve the confidentiality of documents, certificates and information furnished to such party pursuant thereto and for any obligation or Liability of any party based on or arising from any breach or default by such party with respect to its representations, warranties, covenants or agreements contained in the Merger Documents prior to such termination.

                                   ARTICLE 12
                                 INDEMNIFICATION

         12.1 Indemnification by Owners and Stockholders. (a) Subject to Sections 12.3 through 12.5, each Owner shall, severally and not jointly, indemnify and hold harmless RCG, the Company and their respective officers, directors, agents or affiliates, from and against any and all demands, claims, actions or causes of action, assessments, losses, diminution in value, damages (including special and consequential damages), liabilities, costs and expenses, including but not limited to reasonable attorney's fees ("Losses"), suffered or incurred by any such party by reason of or arising out of any of the following:

                           (i) the breach of any representation or warranty contained in Article 6 hereof by such Owner or in any document or instrument delivered by such Owner in his or her individual capacity in connection with the Merger Documents; and

                           (ii) the non-fulfillment of any covenant or agreement of such Owner contained in Article 8 hereof or in any document or instrument delivered by such Owner in his or her individual capacity in connection with the Merger Documents.

                  (b) Subject to Sections 12.3 through 12.5, the Stockholders shall, jointly and severally, indemnify and hold harmless RCG, the Company and their respective officers, directors, agents or Affiliates, from and against any and all Losses suffered or incurred by any such party by reason of or arising out of any of the following:

                           (i) the breach by the Company of any representation or warranty contained herein or in any document or instrument delivered by the Company in connection with the Merger Documents;

                           (ii) the non-fulfillment of any covenant or agreement of the Company contained in this Agreement or in any document or instrument delivered by the Company in connection with the Merger Documents;

                           (iii) any claim or demand by any Person (other than a Stockholder to the extent of his, her or its ownership interest reflected on Schedule 6.1 to this Agreement) asserting any interest in any Company Equity Security or any other claim in respect of the Merger (except for dissenter's or appraisal rights);

                           (iv) any claim or demand by any Dissenting
         Stockholder to the extent the Company incurs Losses in connection therewith that are in excess of the Base Period Trading Price multiplied by the Final Exchange Ratio (or, in the case of a Dissenting Stockholder who was a holder of Series C Preferred or Series D Preferred, the Series C Exchange Ratio or the Series D Exchange Ratio, respectively) multiplied by the number of shares of Company Common Stock owned or deemed owned by the Dissenting Stockholder;

                           (v) any obligation of the Company to pay severance to any employee on account of the Merger, except to the extent such obligation is described in Schedule 9.11; and

                           (vi) any and all debts, Liabilities, causes of action or claims of any nature, absolute or contingent, known or unknown, attributable to the business or operations of the Company and the Owners prior to the Effective Time, except to the extent such debts, Liabilities, causes of action or claims (A) are reflected on the face of the most recent Interim Financial Statements, in the notes to the Financial Statements as of and for the year ending December 31, 1997 or in a Schedule to this Agreement, or (B) were incurred in the ordinary course of business consistent with past practices since the date of the most recent Interim Financial Statements.

                  (c) No claim for indemnification may be made after one (1) year after the Effective Time; provided, however, that the right to indemnification shall extend beyond such period with respect to any claim for which written notice was given to the Owners during such period but shall expire on the expiration of the applicable statutes of limitations unless an action has been brought with respect thereto; provided, further, that this limitation shall not limit the remedies available to the parties under any of the agreements that are in the form of Exhibits to this Agreement or the covenants set forth in Sections 8.9, 8.11 and 8.21 of this Agreement.

                  (d) Subject to Section 12.3 through 12.5 and the limitations contained in Section 12.1, the parties acknowledge that the right of Stockholders who are not Owners to receive the merger consideration hereunder is subject to the indemnification obligation set forth in subsection (b) of this
Section 12.1 and that any indemnification obligation pursuant to subsection (b) of this Section 12.1 of a Stockholder who is not an Owner shall be satisfied from the shares of RCG Common Stock held by the Escrow Agent pursuant to the Stockholder Escrow Agreement.

         12.2 Indemnification by RCG. (a) Subject to Sections 12.3 through 12.5, RCG shall indemnify and hold harmless the Stockholders, and any of their officers, directors, agents and affiliates, at all times after the date hereof from and against any and all Losses suffered or incurred by any such party by reason of, or arising out of any of the following:

                           (i) any misrepresentation or breach of representation or warranty made by RCG contained in any Merger Document or any document or instrument delivered by RCG in connection therewith; and

                           (ii) the non-fulfillment of any covenant or agreement of RCG contained in Article 8 hereof.

                  (b) No claim for indemnification may be made after one (1) year after the Effective Time; provided, however, that the right to indemnification shall extend beyond such period with respect to any claim for which written notice was given to RCG during such period but shall expire on the expiration of the applicable statutes of limitations unless an action has been brought with respect thereto; provided, further, that this limitation shall not limit the remedies available to the parties under any of the agreements that are in the form of Exhibits to this Agreement or the covenants set forth in Sections 8.9, 8.11 and 8.21 of this Agreement.

         12.3 Notice and Opportunity to Defend. The party indemnified under this
Article 12 (the "Indemnified Party") shall promptly notify in writing the indemnifying party (the "Indemnifying Party") of any matter giving rise to an obligation to indemnify and the Indemnifying Party shall defend such claim at its expense with counsel reasonably acceptable to the Indemnified Party, provided that the Indemnifying Party may not settle any such claim without the consent of the Indemnified Party. If the Owners or the Stockholders are the Indemnifying Party, then the notice required by the immediately preceding sentence shall be given to the Owners' Representative who shall act on behalf of the Indemnifying Party for purposes of this Article 12. The Indemnified Party agrees to cooperate with the Indemnifying Party and to make reasonably available to the Indemnifying Party any necessary records or documents in the possession of the Indemnified Party which are necessary to defend such claim. If the Indemnifying Party does not defend or settle such claim, the Indemnified Party may do so without the Indemnifying Party's participation, in which case the Indemnifying Party shall pay the expenses of such defense, and the Indemnified Party may settle or compromise such claim without the Indemnifying Party's consent. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice.

         12.4 Indemnification Limits. (a) Except with respect to any indemnification claim under Sections 12.1(a)(ii), 12.1(b)(ii), (iii), (iv) and
(v) or 12.2(a)(ii), no party hereto (with the Stockholders being deemed one party for these purposes) shall be required to indemnify any other party hereto unless the amount of the loss or claim for which indemnification is sought, when aggregated with all other losses and claims for which indemnification is sought by such other party, exceeds $400,000, at which time rights to indemnification for losses and claims may be asserted for such amount and any amounts in excess of $400,000.

                  (b) Except with respect to any indemnification claim under
Section 12.1(a)(ii), no Stockholder shall be required to indemnify RCG, the Company or Merger Corp for an amount in excess of the aggregate consideration he, she or it received in the Merger. For purposes of determining such aggregate consideration, shares of RCG Common Stock shall be valued at the Base Period Trading Price.

                  (c) The obligations to indemnify under this Article 12 shall be satisfied solely and exclusively by means of delivery by the Indemnifying Party to the Indemnified Party of shares of RCG Common Stock whose Base Period Trading Price equals the amount for which the Indemnified Party is entitled to be indemnified, provided that the Owners shall be obligated to satisfy their indemnification in cash to the extent they no longer hold a sufficient number of shares of RCG Common Stock to satisfy their obligation.

         12.5 Survival; Insurance. The representations and warranties of the parties contained in the Merger Documents or in any document or instrument delivered in connection therewith shall survive the Closing and shall not be extinguished thereby notwithstanding any investigation or other examination by any party. Any indemnified Loss that is not covered by insurance maintained by the Indemnifying Party shall be reduced by the amount of any insurance proceeds actually received from insurance maintained by the Indemnified Party, which shall nevertheless be applied against the amounts described in Section 12.4. The limitations contained in this Article 12 shall not apply to fraud or intentional misrepresentation.

                                   ARTICLE 13
                               CERTAIN DEFINITIONS

         13.1 (a) Except as otherwise provided herein, the capitalized terms set forth below shall have the following meanings:

                  "Affiliate" means: (a) with respect to a natural person, any member of such person's "immediate family" (as defined in Rule 16a-1(e) under the 1934 Act); (b) with respect to an entity, any officer, director, stockholder, partner or investor of or in such entity or of in any Affiliate of such entity and (c) with respect to a natural person or an entity, any person or entity who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is common control with such person or entity, such control meaning the possession, directly or indirectly, of the power to direct or cause to be directed the management or policies of such person (whether through ownership of voting securities, by agreement or otherwise).

                  "Certificate of Merger" means the Certificate of Merger to be executed by Merger Corp and the Company and filed with the Secretary of State of the State of Delaware relating to the Merger as contemplated by Section 1.1 of this Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  "Company Common Stock" means the common stock, $0.01 par value per share, of Company.

                  "Company Equity Securities" means the equity securities of the Company of any type, including but not limited to common stock, preferred stock, options or warrants to purchase the foregoing and securities convertible into or exchangeable for any of the foregoing.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "ERISA Affiliate" means, with respect to any entity, any other entity, which, together with such entity, would be treated as a single employer
(i) under Section 414(b) or (c) of the Code or (ii) for purposes of any Benefit Plan subject to Title IV of ERISA, under Section 414(b), (c), (m) or (o) of the Code.

                  "Escrow Agent" means the escrow agent serving as such pursuant to the Stockholder Escrow Agreement.

                  "Exhibits" means the Exhibits so marked, copies of which are attached to this Agreement. Such Exhibits are hereby incorporated by reference herein and made a part hereof, and may be referred to in this Agreement and any other related instrument or document without being attached hereto.

                  "HSR Act" means Section 7A of the Clayton Act, as added by Title II of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

                  "Known," "to the knowledge of," "to the best knowledge of," "aware" and words of similar import with reference to a Person mean the actual knowledge of such Person or such knowledge as such Person would have through reasonable inquiries of such Person's directors or officers, if applicable.

                  "Law" means any code, law, ordinance, regulation, reporting or licensing requirement, rule, or statute applicable to a Person or its assets, Liabilities or business, including those promulgated, interpreted or enforced by any Regulatory Authority.

                  "Liability" means any direct or indirect, primary or secondary, liability, indebtedness, obligation, penalty, cost or expense (including costs of investigation, collection and defense), claim, deficiency, guaranty or endorsement of or by any Person (other than endorsements of notes, bills, checks, and drafts presented for collection or deposit in the ordinary course of business) of any type, whether accrued, absolute or contingent, liquidated or unliquidated, matured or unmatured, or otherwise.

                  "Lien" means any lien, claim, encumbrance or charge of any nature whatsoever.

                  "Merger Corp Common Stock" means the $0.01 par value common stock of Merger Corp.

                  "Merger Documents" means the this Agreement and all other agreements, instruments and documents to be executed and delivered in connection with the Merger Agreement and the transactions contemplated hereby.

                  "1933 Act" means the Securities Act of 1933, as amended.

                  "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  "Permitted Liens" means (i) Liens for taxes, fees, assessments or other governmental charges (excluding any Lien imposed pursuant to any of the provisions of ERISA) which are not delinquent; (ii) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto; and (iii) Liens consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation; and (iv) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company.

                  "Person" means a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, trust, business association, group acting in concert, or any person acting in a representative capacity.

                  "Planning Act" means the Illinois Health Facilities Planning Act, as amended.

                  "RCG Common Stock" means the $0.01 par value common stock of RCG.

                  "Regulatory Authorities" means, collectively, all federal and state regulatory agencies having jurisdiction over the Parties and their respective Subsidiaries, including the NASD and the SEC.

                  "SEC" means the Securities and Exchange Commission.

                  "Stockholder Escrow Agreement" means the Escrow Agreement substantially in the form of attached Exhibit 4.1 to be entered into at Closing by and among RCG, Merger Corp, the Owners' Representative and an escrow agent reasonably selected by RCG.

                  "Surviving Corporation" shall mean the Company as the surviving corporation resulting from the Merger.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

(b) In addition to the terms defined in Section 13.1 (a) above, the terms set forth below shall have the meanings ascribed thereto in the referenced sections:

Accountants - Section 3.1(c)                                IRS - Section 5.19
Adjusted Closing Date Shares - Section 3.1(c)               Laos - Section 8.14
Agreement - First paragraph                                 Losses - Section 12.1
Anti-Dilution Event - Section 3.2                           McGee - Section 8.4
ASR 130 and 135 - Section 8.11(b)                           Medicare and Medicaid programs - Section 5.20
Bank Debt - Section 3.1(c)                                  Mednick - Section 8.14
Bank Debt Excess - Section 3.1(c)                           Merger - Section 1.1
Bank Debt Excess Shares - Section 3.1(c)                    Merger Corp - First paragraph
Bank Debt Shortfall - Section 3.1(c)                        Meyerson - Section 8.4
Bank Debt Shortfall Shares - Section 3.1(c)                 Minimum Series C Per Share
Base Period Trading Price - section 3.1(c)                      Consideration - Section 3.19c)(viii)
Basic Exchange Ratio - Section 3.1(c)                       Option Conversion Ratio - Section 3.4
Benefit Plans - Section 5.15                                Owners - First paragraph
Closing - Section 1.2                                       Owners' Representative - Section 14.2
Closing Date - Section 1.2                                  Practices - Section 8.7
Closing Date Market Value - Section 3.1(c)                  Proportionate Share - Section 3.1(c)
Closing Date Shares - Section 3.1(b)                        RCG - First paragraph
Closing Statement - Section 3.1(c)                          RCG Documents - Section 7.6
Company - First paragraph                                   RCG Maximum Shares - Section 3.1(c)
Company Agreements - Section 5.13                           Remuneration - Section 5.22
Company Government Programs - Section 5.20                  Retained Shares - Section 3.1(c)
Company Private Programs - Section 5.20                     Selected Current Liabilities Amount - Section 3.1(c)
Company Options - Section 3.4                               Selected Current Liabilities Excess - Section 3.1(c)
Company Preferred Stock - Section 3.1(b)                    Selected Current Liabilities Excess
Company Transaction Expenses - Section 3.1(c)                     Shares - Section 3.1(c)
CON Application - Section 3.1(c)                            Series A Preferred - Section 3.1(b)
DGCL - Section 1.3                                          Series B Preferred - Section 3.1(b)
Dissenting Stockholder - Section 3.6                        Section C Antidilution Shares - Section 3.1(a)
Effective Time - Section 1.3                                Section C Exchange Ratio - Section 3.1(c)
Employment Agreements - Section 8.25                        Series C Preferred - Section 3.1(c)
Environmental Condition - Section 5.17                      Series D Antidilution Shares - Section 3.1(c)
Exchange Agent - Section 4.1                                Series D Exchange Ratio - Section 3.1(c)
Final Exchange Ratio - Section 3.1(c)                       Series D Preferred - Section 3.1(b)
Financial Statements - Section 5.7                          Registration Rights
FLM - Section 3.1(c)                                              Agreement - Section 8.13
Indemnified Party - Section 12.3                            Stockholders - Preamble
Indemnifying Party - Section 12.3                           Stockholders Agreement - Section 3.6
Investment Letter - Section 6.7(d)                          Subsidiary - Section 5.6
                                                            Taxes - Section 5.19
                                                            Transaction Expense Excess - Section 3.1(c)
                                                            Transaction Expense Excess Shares
                                                                  - Section 3.1(c)
                                                            Voting Agreement - Preamble


         (c) Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed followed by the words "without limitation."

                                   ARTICLE 14
                            MISCELLANEOUS PROVISIONS

         14.1 Notices. (a) Any notice sent in accordance with the provisions of this Section 14.1 shall be deemed to have been received (even if delivery is refused or unclaimed) on the date which is: (i) the date of proper posting, if sent by certified U.S. mail or by express U.S. mail or private overnight courier; or (ii) the date on which sent, if sent by facsimile transmission, with confirmation and with the original to be sent by certified U.S. mail, addressed as follows:

If to the Owners:                              Monroe R. Meyerson and Alan D.
                                                 McGee, Owners' Representative
                                               7900 Glades Road, Suite 400
                                               Boca Raton, Florida 33434
                                               Telecopy Number:  (561) 477-0999

Copy to Counsel:                               Jones, Day, Reavis & Pogue
                                               77 West Wacker Drive
                                               Chicago, Illinois 60601
                                               Telecopy Number (312) 782-8585
                                               Attention: Robert A. Yolles, Esq.

If to the Company prior to Closing:            Dialysis Centers of America, Inc.
                                               7900 Glades Road, Suite 400
                                               Boca Raton, Florida 33434
                                               Telecopy Number: (561) 477-0999
                                               Attention: Mr. Monroe R. Meyerson

Copy to Counsel:                               Jones, Day, Reavis & Pogue
                                               77 West Wacker Drive
                                               Chicago, Illinois 60601
                                               Telecopy Number (312) 782-8585
                                               Attention: Robert A. Yolles, Esq.

If to RCG:                                     Renal Care Group, Inc.
                                               2100 West End Avenue, Suite 800
                                               Nashville, Tennessee 37203
                                               Telecopy Number: (615) 345-5505
                                               Attention:  Chief Financial
                                                           Officer, and
                                                           General Counsel

Copy to Counsel:                               Alston & Bird
                                               One Atlantic Center
                                               1201 W. Peachtree Street
                                               Atlanta, Georgia  30309
                                               Telecopy Number:  (404) 881-4777
                                               Attention: Steven L. Pottle, Esq.

                  (b) Any party hereto may change its address specified for notices herein by designating a new address by notice in accordance with this
Section 14.1.

         14.2 Owners' Representative. (a) The Owners and the Company hereby irrevocably make, constitute and appoint Meyerson and McGee, and each of them acting alone, as their agent and attorney-in-fact (individually or collectively the "Owners' Representative") and authorize and empower each of them to fulfill the role of Owners' Representative hereunder. As to the Stockholders who are not Owners, the Company has joined this Section 14.2 to authorize the Owners' Representative to act in a ministerial and administrative capacity for such

Stockholders under this Agreement and the Stockholder Escrow Agreement. In the event of the resignation of an Owners' Representative, the resigning Owners' Representative shall appoint a successor from among the Owners and who shall agree in writing to accept such appointment. If an Owners' Representative should die or become incapacitated, his successor shall be appointed within 15 days of his death or incapacity by the remaining Owners' Representative if there is one or by a majority of the Owners if there is not a remaining Owners' Representative, and any such successor shall be an Owner. The choice of a successor Owners' Representative appointed in any manner permitted above shall be final and binding upon all of the Owners. The decisions and actions of any successor Owners' Representative shall be, for all purposes, those of an Owners' Representative as if originally named herein.

                  (b) Each Owner has made, constituted and appointed and by the execution of this Agreement hereby irrevocably makes, constitutes and appoints each Owners' Representative acting alone as such person's true and lawful attorney-in-fact and agent, for such person and in such person's name, place and stead for all purposes necessary or desirable in order for the Owners' Representative to take the actions contemplated by the Merger Documents on behalf of the Owners, with the ability to execute and deliver all instruments, certificates and other documents of every kind incident to the foregoing to all intents and purposes and with the same effect as such Owner could do personally, and each such Owner hereby ratifies and confirms as his, her or its own act, all that the Owners' Representative shall do or cause to be done pursuant to the provisions hereof. All notices under Article 12 and all other notices and communications directed to Owners under this Agreement shall be given to Owners' Representative.

                  (c) The death of incapacity of any Owner shall not terminate the authority and agency of the Owners' Representative.

                  (d) The Owners hereby agree to indemnify the Owners' Representative and to hold him or her harmless against any and all loss, liability or expense incurred without bad faith on the part of the Owners' Representative and arising out of or in connection with his or her duties as Owners' Representative, including the reasonable costs and expenses incurred by the Owners' Representative in defending against any claim or liability in connection herewith.

         14.3 Expenses. Subject to the provisions of Section 3.1(c), each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder. Without limiting the generality of the foregoing, the Company shall pay the fees and expenses of Bear Stearns & Co., Inc. for brokerage and similar services in connection with the transactions contemplated by this Agreement and one-half of the fees and expenses of any consultant, attorney or advisor in connection with obtaining the Certificate of Need or exemption under the Planning Act as described in Section 5.3. Notwithstanding the foregoing, Merger Corp and the Company shall each bear and pay one-half of the filing fees incurred in connection with filing the premerger notification and report forms under the HSR Act.

         14.4 Further Assurances. Each party covenants that at any time, and from time to time, after the Closing, it, he or she will execute such additional instruments and take such actions as may be reasonably requested by the other parties to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

         14.5 Waiver. Any failure on the part of any party to comply with any of its obligations, agreements or conditions hereunder may be waived by any other party to whom such compliance is owed. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.

         14.6 Assignment. RCG may assign its rights under this Agreement to any Affiliate of RCG; otherwise, this Agreement shall not be assignable by any of the parties hereto without the written consent of all other parties.

         14.7 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, executors, administrators, successors and assigns. This Agreement shall survive the Closing and will not be merged therein.

         14.8 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.9 Entire Agreement. This Agreement and the Exhibits, Schedules, certificates and other documents delivered pursuant hereto or incorporated herein by reference, contain and constitute the entire agreement among the parties and supersede and cancel any prior agreements, representations, warranties, or communications, whether oral or written, among the parties relating to the transactions contemplated by this Agreement. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an agreement in writing signed by the party against whom or which the enforcement of such change, waiver, discharge or termination is sought.

         14.10 Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to any applicable conflicts of Laws. The provisions of this Agreement are severable and the invalidity of one or more of the provisions herein shall not have any effect upon the validity or enforceability of any other provision.

         14.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14.12 Schedules and Exhibits. All Schedules and Exhibits attached to this Agreement are by reference made a part hereof.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed on its behalf and its corporate seal to be hereunto affixed and attested by officers thereunto as of the day and year first above written.

                                            THE COMPANY:

ATTEST:                                     DIALYSIS CENTERS OF AMERICA, INC.


                                            By: /s/ Monroe R. Meyerson
---------------------------------               --------------------------------
Secretary                                   Title: Chairman
                                                   -----------------------------

[CORPORATE SEAL]

                                            RCG:

ATTEST:                                     RENAL CARE GROUP, INC.


                                            By: /s/ Ronald Hinds
---------------------------------               --------------------------------
Secretary                                   Title: Executive Vice President
                                                   -----------------------------


[CORPORATE SEAL]

                                            MERGER CORP:

ATTEST:                                     DCA MERGER CORPORATION


                                            By: /s/ Ronald Hinds
---------------------------------               --------------------------------
Secretary                                   Title: Vice President
                                                   -----------------------------


[CORPORATE SEAL]

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Norman Alexander
    ----------------------------------

Print Name: Norman Alexander
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ George P. Anastos and Joan M. Anastos
    -----------------------------------------

Print Name: George P. Anastos and Joan M. Anastos
            -------------------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Kevin P. Clarke for Bear Stearns & Co. Inc.
    -----------------------------------------------

Print Name: Bear Stearns
            --------------------------

Title (if applicable): Senior Managing Director
                       ------------------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Arnold Berns
    ----------------------------------

Print Name: Arnold Berns
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Joseph A. Cohen
    ----------------------------------

Print Name: DJ-DI Corp.
            --------------------------

Title (if applicable): President
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Joseph A. Cohen
    ----------------------------------

Print Name: Trefoil/Gainet Capital Partners, L.P.
            -------------------------------------

Title (if applicable): President, Gainet Capital Holdings, Inc. General Partner
                       --------------------------------------------------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Richard A. Colby
    ----------------------------------

Print Name: Richard A. Colby
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Richard A. Colby Profit Sharing Plan F/B/O Richard A. Colby
    ---------------------------------------------------------------

Print Name: Richard A. Colby Profit Sharing Plan F/B/O Richard A. Colby
            -----------------------------------------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Manoochehr Darab
    ----------------------------------

Print Name: Manoochehr Darab
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ W. Brian Duffy
    ----------------------------------

Print Name: W. Brian Duffy
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Lloyd Goldman
    ----------------------------------

Print Name: Lloyd Goldman
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Bruce Goodman
    ----------------------------------

Print Name: Bruce Goodman
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Cindie Kastenbaum
    ----------------------------------

Print Name: Albert W. Gortz and Cindie Kastenbaum, as
            Trustees under a Trust Agreement dated
            9/14/95 between Leila Meyerson, as Settlor and
            Albert W. Gortz and Cindie Kastenbaum, as
            Trustees, in the benefit of Julie Sara Kastenbaum
            -------------------------------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Albert W. Gortz, Trustee
    ----------------------------------

Print Name: Albert W. Gortz and Cindie Kastenbaum, as
            Trustees under a Trust Agreement dated
            9/14/95 between Leila Meyerson, as Settlor and
            Albert W. Gortz and Cindie Kastenbaum, as
            Trustees, in the benefit of Julie Sara Kastenbaum
            -------------------------------------------------

Title (if applicable): Trustee
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Albert W. Gortz
    ----------------------------------

Print Name: Albert W. Gortz and David Meyerson, as
            Trustees under a Trust Agreement dated
            9/14/95 between Leila Meyerson, as Settlor and
            Albert W. Gortz and David Meyerson, as
            Trustees, in the benefit of Jessica Shoshana Meyerson
            -----------------------------------------------------

Title (if applicable): Trustee
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ David Meyerson
    ----------------------------------

Print Name: Albert W. Gortz and David Meyerson, as
            Trustees under a Trust Agreement dated
            9/14/95 between Leila Meyerson, as Settlor and
            Albert W. Gortz and David Meyerson, as
            Trustees, in the benefit of Jessica Shoshana Meyerson
            -----------------------------------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Albert W. Gortz
    ----------------------------------

Print Name: Albert W. Gortz and Ronald A. Savas, as
            Trustees under a Trust Agreement dated
            9/14/95 between Leila Meyerson, as Settlor and
            Albert W. Gortz and Ronald A. Savas, as
            Trustees, in the benefit of David Meyerson
            ----------------------------------------------

Title (if applicable): Trustee
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Ronald A. Savas
    ----------------------------------

Print Name: Albert W. Gortz and Ronald A. Savas, as
            Trustees under a Trust Agreement dated
            9/14/95 between Leila Meyerson, as Settlor and
            Albert W. Gortz and Ronald A. Savas, as
            Trustees, in the benefit of David Meyerson
            ----------------------------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Albert W. Gortz, Trustee
    ----------------------------------

Print Name: Albert W. Gortz and Cindie Kastenbaum, as
            Trustees under a Trust Agreement dated
            9/14/95 between Leila Meyerson, as Settlor and
            Albert W. Gortz and Cindie Kastenbaum, as
            Trustees, in the benefit of Harry Michael Kastenbaum
            ----------------------------------------------------

Title (if applicable): Trustee
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Cindie Kastenbaum
    ----------------------------------

Print Name: Albert W. Gortz and Cindie Kastenbaum, as
            Trustees under a Trust Agreement dated
            9/14/95 between Leila Meyerson, as Settlor and
            Albert W. Gortz and Cindie Kastenbaum, as
            Trustees, in the benefit of Harry Michael Kastenbaum
            ----------------------------------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Albert W. Gortz
    ----------------------------------

Print Name: Albert W. Gortz and Ronald A. Savas, as
            Trustees under a Trust Agreement dated
            9/14/95 between Leila Meyerson, as Settlor and
            Albert W. Gortz and Ronald A. Savas, as
            Trustees, in the benefit of Stuart Meyerson
            ----------------------------------------------

Title (if applicable): Trustee
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Ronald A. Savas
    ----------------------------------

Print Name: Albert W. Gortz and Ronald A. Savas, as
            Trustees under a Trust Agreement dated
            9/14/95 between Leila Meyerson, as Settlor and
            Albert W. Gortz and Ronald A. Savas, as
            Trustees, in the benefit of Stuart Meyerson
            ----------------------------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Albert W. Gortz
    ----------------------------------

Print Name: Albert W. Gortz, as Trustee of the Article 3(b) Trusts dated 9/14/95
            --------------------------------------------------------------------

Title (if applicable): Trustee
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Curtis Lane
    ----------------------------------

Print Name: Curtis Lane
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Jeffery B. Laos, Sr.
    ----------------------------------

Print Name: Jeffery B. Laos, Sr.
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Sol Levine
    ----------------------------------

Print Name: Sol Levine
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Timothy F. Sull
    ----------------------------------

Print Name: Madison Dearborn Capital Partners, L.P.
            ---------------------------------------

Title (if applicable): Managing Director
                       -----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Allen D. McGee
    ----------------------------------

Print Name: AJM Family Limited Partnership
            ------------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Allen D. McGee
    ----------------------------------

Print Name: Allen D. McGee
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Allen D. McGee
    ----------------------------------

Print Name: Joseph Holton McGee 1995 Indenture of Trust
            -------------------------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Allen D. McGee
    ----------------------------------

Print Name: McGee Family Corporation
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ David Mednick
    ----------------------------------

Print Name: David Mednick
            --------------------------

Title (if applicable): Senior Vice President -- Finance
                       Chief Financial Officer
                       --------------------------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Barbara Gutkin
    ----------------------------------

Print Name: Barbara Gutkin
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Cindie Kastenbaum
    ----------------------------------

Print Name: Cindie Kastenbaum
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Edna D. Lapp, Trustee
    ----------------------------------

Print Name: Edna D. Lapp, as Trustee of the Edna D. Lapp Revocable Trust
            ------------------------------------------------------------

Title (if applicable): Trustee
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Fred Kastenbaum, Jr.
    ----------------------------------

Print Name: Fred Kastenbaum
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Dr. Glenn Lapp
    ----------------------------------

Print Name: Dr. Glenn Lapp
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Jeffery Gutkin
    ----------------------------------

Print Name: Jeffery Gutkin
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Laura Gutkin
    ----------------------------------

Print Name: Laura Gutkin
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Leila Mann Meyerson
    ----------------------------------

Print Name: Leila Mann Meyerson
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Ronald D. Savas
    ----------------------------------

Print Name: Ronald D. Savas
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Seymour Lapp, Trustee
    ----------------------------------

Print Name: Seymour Lapp, as Trustee of the Seymour Lapp Revocable Trust
            ------------------------------------------------------------

Title (if applicable): Trustee
                       -------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Sidney Kastenbaum
    ----------------------------------

Print Name: Sidney Kastenbaum
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Ronald Savas
    ----------------------------------

Print Name: Stuart Mann Meyerson and Ronald Savas, as Trustees under a Trust
            Agreement dated 4/08/97 between Leila Mann Meyerson as Settlor, and Stuart Mann Meyerson and Ronald Savas, as Trustees, for the benefit of Samuel Mann Meyerson
            ----------------------------------------------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Joseph Oyama
    ----------------------------------

Print Name: Joseph Oyama
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Michael Peck
    ----------------------------------

Print Name: Holmes-Peck Investments Limited Partnership
            -------------------------------------------

Title (if applicable): General Partner
                       ---------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Wilfred P. Limited
    ----------------------------------

Print Name: Wifleur Inc., Formerly (Wilfred P. Limited)
            -------------------------------------------

Title (if applicable): PRESIDENT
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Joe M. Roberts
    ----------------------------------

Print Name: Joe M. Roberts
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Robert L. Rosen
    ----------------------------------

Print Name: RLR Family Partners, L.P.
            --------------------------

Title (if applicable): General Partner
                       ---------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Robert L. Rosen
    ----------------------------------

Print Name: New Ballantre Partners, L.P.
            ----------------------------

Title (if applicable): General Partner
                       ---------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Peter H. Rothschild
    ----------------------------------

Print Name: Peter H. Rothschild
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Selma Ruben
    ----------------------------------

Print Name: Selma Ruben
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Robert L. Rosen
    ----------------------------------

Print Name: RLR Partners, L.P.
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Dennis Sloan
    ----------------------------------

Print Name: Dennis Sloan
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Robert Steinberg
    ----------------------------------

Print Name: Robert Steinberg
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Peter N. T. Widdrington
    ----------------------------------

Print Name: Widdco Holdings Inc.
            --------------------------

Title (if applicable): President
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Demetrios Zikos
    ----------------------------------

Print Name: Demetrios Zikos
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Laurens G. Lohmann
    ----------------------------------

Print Name: Dr. Laurens Lohmann
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ William Evans
    ----------------------------------

Print Name: William Evans
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Brian Lemon
    ----------------------------------

Print Name: FLM Partners
            --------------------------

Title (if applicable):
                       ----------------

         This is a signature page to the Agreement and Plan of Merger (the "Agreement"), dated as of December __, 1998, by and among Renal Care Group, Inc., a Delaware corporation, DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners, as defined therein.

         By signing this page, the undersigned acknowledges that he, she or it has carefully reviewed the Agreement and expressly agrees to be bound by its terms and conditions as an Owner thereunder.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Signature Page on the first date written above.


OWNER


By: /s/ Kent Armbruster
    ----------------------------------

Print Name: Kent Armbruster
            --------------------------

Title (if applicable):
                       ----------------

                                    SCHEDULES

3.1(c)(ii)   Selected Current Liabilities
3.1(c)(iii)  Accrued Bonuses

5.1          Foreign Qualifications
5.3          Conflicting Agreements or Required Consents
5.5          Outstanding and Authorized Capitalization
5.6          Subsidiaries, Investments and Predecessors
5.7          Financial Statements
5.8          Changes Since December 31, 1997
5.9          Liabilities
5.10         Litigation and Claims
5.11         Violations of Law
5.12(a)      Personal Property
5.12(b)      Owned or Leased Real Property
5.12(e)      Real Estate Taxes
5.12(f)      Intangible Property Rights
5.13         Contracts and Commitments
5.14(a)      Employees
5.14(c)      Employment Matters
5.15         Employee Benefits
5.16         Insurance Policies, Exceptions and Claims
5.16(b)      Licensed Professional -- Insurance
5.17         Environmental Matters
5.18         Accounts Receivable
5.19         Taxes, Claims, Extensions and Waivers
5.20(a)      Licenses, Permits, Authorizations, Provider Agreements and
             Regulatory Deficiencies
5.20(b)      Regulatory Consents, Approvals or Notices
5.20(c)      Regulatory Appeals, Adjustments, Challenges, Audits
5.21(a)      Inspections and Investigations
5.21(b)      Quality Assurance and Compliance Programs
5.22(a)      Certain Relationships
5.22(b)      Affiliated Physicians and Practices
5.25         Interested Transactions
5.26         Brokers Fees and Arrangements

6.1          Ownership Interests
6.4          Conflicting Agreements or Required Consents
6.5          Interested Owner Related Transactions
6.6          Owner Inspections and Investigations
6.8(a)       Owner Stock Pledges

7.6          RCG Documents

8.3          Exceptions to Affirmative Covenants
8.4          Bonuses and Severance
8.6(b)       Certain Persons to Execute Covenants Not to Compete
8.6(c)       Certain Owners to Execute Covenants Not to Compete
8.7          Practices and Physicians to enter into Medical Director Agreements
8.14         Stockholder Indebtedness
8.21         Directors' and Officers' Insurance to be Maintained
8.26         Year End Bonuses

9.11         Severance

                               EXHIBITS

A            Owners and Warrantholders
4.1          Stockholder Escrow Agreement
6.7          Investment Letter
8.6(a)       Covenant Not to Compete (Meyerson and McGee)
8.6(b)       Covenant Not to Compete (persons listed on Schedule 8.6(b))
8.6(c)       Covenant Not to Compete (Owners listed on Schedule 8.6(c)))
8.7          Medical Director Agreement
8.8          Consulting Agreement
8.12         Resignation and Releases
8.13         Registration Rights Agreement
9.6          Jones, Day, Reavis & Pogue Legal Opinion
10.6         Alston & Bird Legal Opinion